SOUTHEASTERN PIPE LINE COMPANY

1001 E.S.E. LOOP 323, SUITE 160 WOODGATE CENTRE • P.O. BOX 7995 • TYLER, TEXAS 75711 • 903-581-4382 • FAX: 903-581-5072

December 7, 2009

MAVERICK MINERALS CORPORATION
2501 Lansdowne Avenue
Saskatoon, SK. S7J 1H3 - Canada

ATTENTION: Mr. Robert Kinloch, President

REFERENCE: SEPL Farmout Acreage, Fort Bend and Wharton Counties, Texas

Gentlemen:

This document, when accepted by Farmor and Farmee in the space provided below, shall set forth the entire agreement by and between the below-named Parties, being hereafter referred to as "**Agreement**", and being in all things further subject to the terms and provisions of that certain Side Letter Agreement dated December 1, 2009, by and between the Parties hereto (hereinafter referred to as "**Side Letter Agreement**"), a copy of which is attached hereto and made a part hereof as Exhibit F, whether or not all such terms and provisions have been fully incorporated into this Agreement or not.

SOUTHEASTERN PIPE LINE COMPANY, a Texas corporation, (hereinafter referred to as "**Farmor**"), whose address for all purposes herein, except as provided in Article XII. below, is 1001 ESE Loop 323, Suite 160, Tyler, Texas 75701 or P.O. Box 7995, Tyler, Texas 75711-7995, represents, without warranty of title, either express or implied, that it has the authority to bind its interest in and to certain Oil, Gas and Mineral Leases (hereinafter collectively referred to as "**Leases**") and to the lands covered thereby, all of which shall hereinafter be collectively referred to as "**Farmout Acreage**" and which are fully described in Exhibits A-1, A-2, A-3, and A-4 attached hereto, and depicted on the plats attached hereto as Exhibits B-1, B-2, B-3, and B-4, with such Farmout Acreage being segregated as follows:

1. Exhibits A-1, A-2, B-1, and B-2 depict Farmor's undeveloped Leases and acreage and shall be hereafter collectively referred to as "**Undeveloped Acreage**".

2. Exhibits A-3, A-4, B-3, and B-4 depict Farmor's developed Leases, Farmor's wells and acreage with such Leases and acreage subject hereto being hereinafter collectively referred to as "**Developed Acreage**", all of which Developed Acreage is subject to each and every reservation, restriction, and/or exclusion hereinafter set forth.

Certain of the plats attached hereto depict tracts under which Farmor owns all or part of the mineral estate. Such tracts are a part of the Farmout Acreage; however, at such time as Farmee has the right and wishes to drill upon any tract under which Farmor owns a mineral interest, Farmor will enter into its form of one (1) year Oil, Gas and Mineral Lease in favor of Farmee (named below), providing for a retained royalty of thirty percent (30%) to Farmor and such other provisions as may be acceptable to Farmor.

MAVERICK MINERALS CORPORATION, a Nevada corporation, (hereinafter referred to as "**Farmee**") whose address for all purposes herein is 2501 Lansdowne Avenue, Saskatoon, SK. S7J 1H3, Canada, has expressed a desire to acquire from Farmor the right to earn certain interest or interests in the aforesaid Leases and Farmout Acreage for and in consideration of the following:

(i) the payment in immediately available funds to Farmor of the entirety of the non-refundable Administrative Fee as more fully described in Article I below; and

(ii) the conduction, within the initial term of this Agreement (or any period of time hereinafter provided for continuous development) of actual drilling operations and the completion of a well as a well capable of commercial production and turned to sales within the time frame specified elsewhere in this Agreement from the Objective Formation, as hereinafter defined, all as more specifically described in Article VII.G below.

As used herein, the terms "**Farmor**", "**Farmee**", and "**Parties**" shall, whether stipulated or not, always be deemed to include any and all affiliates, agents, contractors, successors, legal representatives, and/or assigns of either Farmor or Farmee. The obligations, rights, duties, covenants, and/or conditions set out in this Agreement shall be considered just as effective as if such unnamed affiliates, agents, contractors, successors, legal representatives, and/or assigns were originally named herein. The terms of this Agreement, as a whole, shall be a covenant running with the Farmout Acreage and all terms and conditions hereof shall extend to and be binding upon the Parties hereto and their respective affiliates, agents, contractors, successors, legal representatives, employees, and/or assigns.

I. NON-REFUNDABLE ADMINISTRATIVE FEE

Farmee agrees to pay Farmor a one-time non-refundable fee (being referred to in this Agreement as "**Farmor's Administrative Fee**") of the total sum of **THREE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($350,000.00),** which sum shall be paid by Farmee to Farmor in immediately-available United States Currency, simultaneously with Farmee's execution and delivery of this unaltered Agreement to Farmor. Farmor acknowledges the receipt from Farmee of an initial wire transfer in the amount of Two Hundred Thousand, Fifty and No/100 Dollars ($200,050.00), as further discussed in Article II. below.

II. FARMEE'S FORFEITURE OF PORTION OF NON-REFUNDABLE ADMINISTRATIVE FEE FOR FAILURE TO FINALIZE THIS AGREEMENT.

Farmee has previously wire transferred into Farmor's bank account a total sum of TWO HUNDRED THOUSAND, FIFTY AND NO/100 DOLLARS ($200,050.00) to be applied to the total of Farmor's Administrative Fee described in Article I. above. Pursuant to the terms of that certain Side Letter Agreement, Farmee has agreed and again acknowledges that if this Agreement is not properly executed, and returned by Farmee to Farmor on or before close of business December 15, 2009, Farmor shall be entitled to exclusively retain unto itself as liquidated damages the sum of ONE HUNDRED THOUSAND, FIFTY AND NO/100 DOLLARS ($100,050.00), without recourse from either Farmee or any of Farmee's affiliates, investors, subsidiaries, and/or assigns. In such case, Farmor agrees to remit the remaining sum of One Hundred Thousand and No/100 Dollars ($100,000.00) to Farmee within three (3) business days of the close of business on December 15, 2009. Farmee agrees that any claim or demand from any third party whatsoever for damages of any nature, including but not restricted to any claim for damages for such failure to close, made by Young-Fendley (as that term is hereinafter defined) shall be the sole and exclusive liability and/or responsibility of Farmee, and Farmee further agrees to fully indemnify and save

Farmor harmless from and against all and any of such claims of any nature whatsoever, whether such claims or demands shall be for monetary damages or otherwise.

III. FARMOR'S EXCLUDED PROPERTIES

It is specifically understood and acknowledged by Farmee herein that Farmor is the owner of certain pipelines, flowlines, meters, marketing facilities, and/or other related equipment, surface leases, rights-of-way or owned surface, and further, Farmor is the owner and operator of certain producing wells located on various units established on the Developed Acreage and nothing contained in this Agreement shall ever be construed as granting to Farmee the right to drill closer than one thousand three hundred twenty feet (1,320') to any of Farmor's wells, or in any way interfere with Farmor's wells, access thereto or operations thereof, all of which are hereinafter collectively referred to as "**Excluded Properties**". Nothing contained in this Agreement shall be deemed to confer upon Farmee any rights, ownership, or right of usage of any nature whatsoever in and to such Excluded Properties.

IV. GENERAL PROVISIONS

A. MAINTENANCE OF LEASES. Farmor agrees that it will use its best efforts to maintain all Leases subject to this Agreement and covering both Undeveloped Acreage and Developed Acreage, in full force and effect, but makes no warranty or guaranty concerning its efforts, ability, or success in such efforts. This Agreement is executed by and between the Parties hereto with the specific condition that Farmor does not now and will never have any liability for any failure, error, and/or omission of any nature whatsoever to Farmee or any other party whatsoever.

B. FARMOR FREE TO TERMINATE UNEARNED UNDEVELOPED ACREAGE. Once Farmee has commenced operations on the Developed Acreage, Farmor shall be under no obligation to renew any leases not held by production on the Undeveloped Acreage. It is understood and agreed that during the term of this Agreement, Farmor will use its best efforts to secure all renewal leases, but shall never be held liable or deemed subject to any penalties in the event Farmor is unable to secure any of such renewals on the Undeveloped Acreage. Should Farmee elect to extend or renew any Lease(s) within two (2) years of the date of expiration of any such Lease(s), Farmor's reserved overriding royalty and/or BIAPO interests, rights, or options shall attach to all such renewals or extensions thereof.

C. PAYMENT OF FINDERS FEE TO AND SIDE AGREEMENT(S) WITH YOUNG-FENDLEY.

1. FARMEE'S OBLIGATIONS AND/OR SIDE AGREEMENTS WITH YOUNG-FENDLEY. Farmor is aware that (i) Farmee is tendering cash and/or other benefits as a finders fee to Leighton F. Young, Jr. and Robert E. Fendley (hereinafter collectively referred to as "**Young-Fendley**"), whose address for all purposes herein is 10046 Wickersham, Houston, Texas 77042, for which cash and/or other benefits Farmor has now and shall hereafter have no liability or responsibility of any nature whatsoever, and (ii) Farmee and Young-Fendley may enter into a side agreement or agreements which pertain, in part or in whole, to the Farmout Acreage. However, Farmee covenants that no finders fee and no side agreements entered into by and between Farmee and Young-Fendley will have any bearing or act in any way to diminish or otherwise interfere with the terms and conditions of this Agreement between Farmor and Farmee, and Farmee does hereby agree to indemnify Farmor from any liability of any nature whatsoever in connection with Farmee's side agreements, payments to Young-Fendley, and/or any liability of any nature for representations made by Young-Fendley to Farmee with respect to or in any way connected with Farmor and/or the Farmout Acreage, or for any other matter related thereto.

2. SIDE LETTER AGREEMENT BY AND BETWEEN FARMOR AND YOUNG-FENDLEY. Farmor and Young-Fendley are subject to the terms of that certain side letter agreement ("**Young-**

Fendley Agreement") which is attached hereto and made a part hereof for all purposes as Exhibit "E". This Agreement is subject in all things to each term and provision of the Young-Fendley Agreement attached hereto. Farmee agrees to fully indemnify and hold Farmor harmless from all claims or causes of action which may be asserted by Young-Fendley and/or any heirs, successors, and/or assigns of Young-Fendley against Farmor from or in any way related to Farmee's election to enter into this Agreement with Farmor after the expiration of the term of the Young-Fendley Agreement.

V. TITLE INFORMATION, RESEARCH AND DOCUMENTATION

A. NO WARRANTY OF TITLE. Farmor does not now and will not hereafter warrant title to any of the Farmout Acreage; however, Farmor agrees to provide, at Farmee's written request, such title information as Farmor may have in its files with the understanding that Farmor has no obligation to provide title information not presently available to Farmor. All information provided to or obtained by Farmee with respect to all or any portion of the Farmout Acreage shall be maintained in strict confidence by Farmee and no dissemination of any of such information or the terms of this Agreement shall be divulged to any party without Farmor's prior written authorization.

B. TITLE DATA. No later than sixty (60) days prior to the spud date of the Initial Test Well (as defined in Article VI, below), Farmee will provide Farmor with a copy of the well location plat for the Initial Test Well or any Substitute Test Well or Subsequent Well(s) (as herein defined) (sometimes collectively referred to hereafter as "**Farmee's Well**" or "**Farmee's Wells**"). In addition, the following information shall be provided by Farmee to Farmor within thirty (30) days of the date such information is acquired or available to Farmee, whether such information is in Farmee's files or in the files of any person or entity performing any title search or investigation on the Farmout Acreage:

1. title reports;
2. title opinions;
3. take-off sheets;
4. updated title reports or opinions and/or take-off sheets;
5. title curative; and
6. leasehold, drilling or well site plats or maps.

C. OTHER INFORMATION. Copies of any and all title information, plats, maps, opinions, curative, or related data which may be obtained or generated by or for Farmee shall be forwarded to Farmor within thirty (30) days of the date such information comes into Farmee's possession. All costs associated with any information provided herein to be submitted to Farmor shall be borne solely by Farmee.

D. FAILURE TO PROVIDE INFORMATION. If Farmor determines that Farmee has failed or refused to provide any of the information specified above, Farmor shall give Farmee written notice of Farmee's failure and Farmee shall, within ten (10) days of the date of receipt of any such written notice, provide Farmor with all information requested and/or herein required to be so provided, or shall stipulate in writing that: (i) such information is not currently available to Farmee and (ii) the date upon which such specific information will be available to Farmee for delivery to Farmor. The terms of this paragraph are to be considered a specific condition of this Agreement.

VI. INITIAL TERM

On or before one (1) year from the date of execution of this Agreement by Farmee, Farmee will commence or cause to be commenced continuous and actual drilling operations of an oil and/or gas well at a legal location selected by Farmee and approved by Farmor on the Undeveloped Acreage with a rig

capable of reaching the Objective Formation, as such term is defined in Article VII.G. below, such well being hereinafter referred to as the "**Initial Test Well**".

VII. INITIAL TEST WELL, SUBSTITUTE INITIAL TEST WELL, ETC.

A. UNDEVELOPED ACREAGE TO BE DRILLED FIRST. It is further explicitly understood and agreed by and between the Parties hereto that the treatment of and Farmee's earning of the Farmout Acreage differs as to Undeveloped Acreage and Developed Acreage and that Farmee shall have no right to commence operations on any portion of the Developed Acreage without first complying with each and every provision of this Agreement pertaining to the Undeveloped Acreage, which specifically includes the drilling on every drillable tract of the Undeveloped Acreage before Farmee has any right to commence any drilling operations on Farmor's Developed Acreage. For all purposes herein, the term "drillable tract" shall be defined as a tract which is of sufficient size to accommodate at least one (1) Texas Railroad Commission approved proration unit. Nothing in this Agreement shall be construed as requiring that Farmee drill more than one (1) well on each such tract unless such a well must be drilled and/or completed in order to maintain any Lease or Leases in force and effect. Without Farmor's express written consent, no well drilled pursuant to the terms of this Agreement shall be drilled less than one thousand, three hundred twenty feet (1320') from any of Farmor's Wells located on the Developed Acreage portion of Farmor's Farmout Acreage, as depicted on the attached Exhibit B-4.

B. FAILURE TO DRILL INITIAL TEST WELL. The only consequence of Farmee's failure to drill the proposed Initial Test Well within the time frame specified herein and pursuant to all terms and provisions of this Agreement, shall be the ipso facto cancellation of this Agreement in its entirety. It is specifically understood and agreed by and between the Parties hereto that Farmor's Administrative Fee described in Article I. above shall never, under any circumstances, be subject to refund, in whole or in part, to Farmee.

C. MAXIMUM NUMBER OF WELLS DRILLED ON UNDEVELOPED ACREAGE AND ACREAGE ELIGIBLE FOR ALLOCATION TO EARNED WELL(S). Farmee will be required to drill no more than four (4) wells on the Undeveloped Acreage to the Objective Formation, and by the drilling, completion, and turning to sales within the time frame specified in this Farmout Agreement, Farmee shall earn all rights from the surface of the earth to one-hundred feet (100') below the deepest commercially completed depth in any such earning well in and to Farmor's Undeveloped Acreage in that particular tract, such earning, however, never to exceed a maximum of three hundred twenty (320) contiguous acres out of Farmor's Undeveloped Farmout Acreage, provided that Farmee shall promptly form a valid unit for such earning well. No other acreage shall be pooled or unitized with any portion of the Farmout Acreage without Farmor's express prior written agreement and consent. If Farmor grants its consent to any pooling or unitization of non-Farmout Acreage, it is understood that Farmor's reserved overriding royalty interest and optional BIAPO (as defined in this Farmout Agreement) shall neither be diminished nor subject to reduction.

D. MINIMUM NUMBER OF WELLS DRILLED ON UNDEVELOPED ACREAGE AND FARMEE'S OPT-OUT RIGHTS. Farmee shall drill at least two (2) wells on the Undeveloped Acreage, but may, at its sole and exclusive option, opt out of the drilling of up to two (2) wells on other portions of Farmor's Undeveloped Acreage, provided that Farmee shall pay to Farmor the sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) per opt-out well (maximum: two (2) wells) for a total of Five Hundred Thousand and No/100 Dollars ($500,000.00)). Such sum or sums shall be due and payable to Farmor on or before the date required for continuous drilling operations in the Farmout Agreement referenced herein. Upon such payment, all remaining Undeveloped Acreage shall be deemed removed from governance of such Farmout Agreement, as referenced above, and shall thereafter be the sole and exclusive property of Farmor.

E. PLUGGING OF ANY WELL NOT COMPLETED AS A COMMERCIAL WELL AND TURNED TO SALES. Any well drilled hereunder shall either be completed as a well capable of commercial production and turned to sales within one hundred twenty (120) days after completion, or said well will be plugged and abandoned (i) at Farmee's sole risk, cost, expense, and liability, (ii) in accordance with prevailing practices, (iii) with the provisions contained in the applicable Leases, and (iv) in accordance with the rules and regulations of any local, state or federal governmental authority having jurisdiction thereof. Farmee shall complete all plugging operations within ninety (90) days after reaching total depth or setting production casing, whichever first occurs.

F. 153.50 ACRE TRACT IN UNDEVELOPED ACREAGE. Farmor and Farmee acknowledge that the 153.50-acre tract (labeled as "Tract 4" on Exhibit B-1 of Undeveloped Acreage subject hereto), is a part of the Undeveloped Farmout Acreage (reference Lease No. TX481-0031) and covers certain leasehold rights down to and including eight thousand, five hundred feet (8,500') only. Regardless of the language contained in the Farmout Agreement executed by and between the Parties hereto, Farmee will be allowed, but shall not be required by the terms of this Farmout Agreement, to drill a well thereon **to any depth down to eight thousand, five hundred feet (8,500')**. Any well drilled by Farmee on this Tract 4 shall be drilled prior to Farmee completing all requirements precedent to drilling any well on Farmor's Developed Acreage, and if Tract 4 remains undrilled after Farmee commences operations on Farmor's Developed Acreage, this Tract 4 acreage shall no longer be considered a part of any Farmout Acreage and all rights to drill thereon shall revert exclusively to Farmor. All other requirements for Farmee's earning in this particular tract and all of Farmor's reservations and/or exclusions contained in this Farmout Agreement will remain unchanged.

G. DRILLING OF INITIAL TEST WELL AND SUBSTITUTE INITIAL TEST WELL. The Initial Test Well shall be drilled in a good and workmanlike manner on the Undeveloped Acreage, with due diligence and to a depth sufficient to test the Wilcox formation, as such formation is located beneath the Farmout Acreage, (hereinafter referred to as "**Objective Formation**") (except as singularly and expressly provided in Article VII.F. above, for the 153.50-acre Undeveloped Acreage tract). At Farmee's sole risk, cost, expense, and liability, the Initial Test Well shall be drilled and completed as a well capable of commercial production from the Objective Formation and turned to sales within the time frame hereinafter provided elsewhere in this Agreement, or said well shall be plugged and abandoned as a dry hole pursuant to the provisions of Article VII.C above. The surface of such well site shall be cleaned and restored to as nearly its former condition as possible. Notwithstanding Farmee's performance hereunder, Farmee shall be and remain liable for all damages, environmental, or otherwise, as more specifically set out in Article XV. below.

1. IMPENETRABLE CONDITIONS ENCOUNTERED PRIOR TO REACHING OBJECTIVE FORMATION. If, prior to reaching the Objective Formation in the Initial Test Well, formations or conditions are encountered which would render further operations by a prudent operator impracticable, or which may not be penetrated by the use of customary drilling/reworking procedures (hereinafter referred to as "**Impenetrable Conditions**"), and subject to the provisions of Article XIV., Farmee shall plug and abandon Farmee's Well in accordance with Article VII.C. above.

2. INITIAL TEST WELL. Subject to Farmor's rights as outlined in Article XIV. of this Agreement, if the Initial Test Well reaches the Objective Formation, but is not completed as a producer of oil and/or gas in commercial quantities and/or is not turned to sales within the requisite time frame provided elsewhere in this Agreement, no assignment shall be earned by Farmee, and Farmee shall plug and abandon said well in accordance with the provisions of Article VII.C. above. In such an event, this Agreement shall continue in force and effect if, within ninety (90) days from the date of the release of the drilling rig from the location of the Initial Test Well, Farmee commences drilling operations for the drilling of a Substitute Initial Test Well at a location selected by Farmee and approved by Farmor. This

90-day period set out above shall prevail whether all or any part of the time frame falls within or outside the initial one (1) year term of this Agreement.

H. Substitute Initial Test Well. In the event Farmee drills a Substitute Initial Test Well, said well shall be drilled in full compliance with the identical terms and conditions of this Agreement as are applicable to the Initial Test Well. Subject to Farmor's rights as outlined in Article XIV. of this Agreement, any well drilled under this Agreement that is not completed as a well capable of commercial production and turned to sales within the requisite time frame provided elsewhere in this Agreement, no assignment shall be earned by Farmee, and said well shall be plugged and abandoned in accordance with the provisions of Article VII.C above.

I. Compliance With Applicable Rules and Regulations. It is understood and Farmee agrees that all operations conducted by Farmee pursuant to this Agreement shall be conducted in accordance with and subject to all of the terms and conditions of the Leases and with prudent oil field practices, and in full compliance with all applicable laws, rules and regulations of all local, state and federal governing authorities or any agency thereof. In accepting this Agreement, Farmee agrees to save, protect, indemnify, and hold Farmor and Vernon E. Faulconer, Inc., its operator, their respective officers, directors, agents, employees, partners, representatives, members, shareholders, affiliates, subsidiaries, successors, and/or assigns, harmless from any and all loss, claims, demands, damages, liability, and/or expenses to which Farmor may be subject as a direct or indirect result of Farmee's operations pursuant to the terms and conditions of this Agreement.

J. Disposal of Waste, Clean-up and Restoration of Farmout Acreage. Farmee shall dispose of or discharge any waste arising from its operations on the Farmout Acreage in accordance with applicable local, state, and federal regulations and in accordance with the terms and conditions of the applicable Leases. When, and if, any Lease(s) subject to this Agreement is terminated, Farmee shall be required to take whatever remedial action is necessary to meet any local, state or federal requirements directed at protecting human health and the environment in effect at that time which may arise as a result of Farmee's operations on the Farmout Acreage.

K. Units Configurations. The configuration of each unit proposed by Farmee on the Undeveloped Acreage must receive prior written approval by Farmor before any such configuration is formalized or submitted to any regulatory authority for approval. Farmee will neither attempt to down-space any existing unit nor include any non-Farmout Acreage in any unit without the prior express prior written consent of Farmor.

VIII. JOINT OPERATING AGREEMENT

Farmor and Farmee agree that the form of AAPL 610 Model Form 1989 Joint Operating Agreement with 2005 COPAS Accounting Procedure (as *Exhibit C* to such Joint Operating Agreement) (both of which shall be hereinafter collectively referred to as "**JOA**"), the form of which is attached to this Agreement as Exhibit I, shall act to govern operations by Farmee upon the Farmout Acreage, both before and after development and earning as such operations relate to Farmee and Farmor only, or to any conditional and subordinate rights of Young-Fendley. Upon earning, Farmee will prepare and submit to Farmor (or Young-Fendley if applicable) for execution the form of JOA attached hereto, modified only to include all data required under *Exhibit A* **to said JOA. Said JOA shall specifically provide that it is, in all things, made specifically subject to the terms of this Agreement and that should any conflict arise between the terms of said JOA and the terms of this Agreement, that the terms of this Agreement shall, in all things, prevail. The JOA shall, however, provide** for monthly drilling and overhead rates not in excess of ($11,000 and $1,100 respectively), adjusted pursuant to COPAS standards on April 1st of each year after the effective date of said JOA, and providing for non-consent penalties as

follows: 100% - 200%. A separate JOA shall be prepared for each well drilled and earned by Farmee upon the Farmout Acreage.

IX. CONTINUOUS DEVELOPMENT

Subject to all other provisions of this Agreement, in the event that Farmee establishes commercial production and meets the earning requirements set out in this Agreement, Farmee shall have the continuous option to develop such production and earn additional acreage by commencing the actual drilling of an additional well or wells ("**Subsequent Wells**") within one hundred eighty (180) days of the date the previous well was completed as a producing well or, in the case of a dry hole, the date said well was plugged and abandoned, provided that such plugging was completed in compliance with Article VII.C above. Upon the completion of any Subsequent Well as a well capable of commercial production and the turning of such well to sales within one hundred twenty (120) days of the date of completion, Farmee shall earn an Assignment of the Farmout Acreage as provided in this Agreement.

X. ASSIGNMENT OF EARNED INTEREST, FARMOR'S RETAINED OVERRIDING ROYALTY INTEREST, AND OPTIONAL ELECTION TO BACK-IN AFTER PAYOUT

A. EARNING OF ASSIGNMENT ON UNDEVELOPED ACREAGE. When Farmee has (i) drilled the Initial Test Well, Substitute Initial Test Well or a Subsequent Well, as provided for herein on any of the three (3) tracts labeled as "Tract 1 – 134.0 acres", "Tract 2 – 201.8 acres", and "Tract 3 – 561.6604 acres" as shown on Exhibit B-1 hereto of the Undeveloped Acreage, (ii) completed such well as a well capable of commercial production from the Objective Formation (iii) turned said completed well to sales within one hundred twenty (120) days of the date of completion of said well, and (iv) submitted to Farmor (a) the certified surveyor's plat and field notes of the acreage allocated to such earning well, which acreage allocation shall match the size of the specific Tract on which each such earning well is drilled, but which shall in no event be greater than three hundred twenty (320) acres, and (b) copies of all applicable Texas Railroad Commission Well Completion Notices and other forms required by the Texas Railroad Commission, and (v) Farmee's written request to Farmor for such assignment, all provided that Farmee has fully complied with all other terms, provisions, and conditions of this Agreement, Farmor shall prepare, execute, and deliver to Farmee, the form of recordable assignment attached hereto and made a part hereof for all purposes as Exhibit G which assignment is and will be made subject in all things to this Agreement as a whole, containing no warranty of title, either express or implied, conveying unto Farmee one hundred percent (100%) of Farmor's leasehold interest in and to the acreage allocated to the specific Tract upon which such earning well has been drilled, completed and turned to sales, limited from the surface of the earth to one hundred feet (100') below the deepest commercially-completed depth in Farmee's earning well, but in no event lower than the base of the Objective Formation, specifically reserving unto Farmor (i) an overriding royalty interest equal to the difference between all existing lease burdens of record and in effect as of October 1, 2009, and thirty percent (30%), thereby delivering to Farmee a seventy percent (70%) net revenue interest in and to Farmor's right, title, and interest and (ii) additionally reserving unto Farmor an Optional BIAPO as more particularly described in Article X.C below. **IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT ALL EARNING OF UNDEVELOPED ACREAGE SHALL BE ON A TRACT BY TRACT BASIS ONLY AND SUBJECT TO THE ASSIGNMENT OF ACREAGE WITHIN EACH PARTICULAR TRACT EARNED, UP TO A MAXIMUM ACREAGE ALLOCATION OF THREE HUNDRED TWENTY (320) ACRES.** There shall be no blanket earning of rights by Farmee of Undeveloped Acreage subject to this Agreement.

B. EARNING OF ASSIGNMENT ON DEVELOPED ACREAGE. Farmor and Farmee acknowledge that there are legally established and maintained unit configurations (with no depth restrictions) on the majority of Farmor's Developed Acreage. Farmee's earning will be restricted to and only to the Wilcox formation within the confines of the established units on the Developed Acreage, which formation has

been previously defined in this Agreement as the Objective Formation. Subject to Farmee's compliance with all other terms and provisions of this Agreement, including the development of Undeveloped Acreage as outlined above, and specifically subject to the rights granted to Farmee under the provisions of Article VII.D above, when Farmee has (i) drilled and completed a well on the Developed Acreage as a well capable of commercial production from the Objective Formation as set out in this Agreement, (ii) turned said completed well to sales within one hundred twenty (120) days of the date of completion of said well, (iii) submitted to Farmor the certified surveyor's plat showing the well's exact location and distance from the unit boundaries and the distance from any of Farmor's wells within said unit boundaries, as well as copies of all applicable Texas Railroad Commission Well Completion Notices and/or other forms required by the Texas Railroad Commission, and (iv) Farmee's written request to Farmor for such assignment, all subject to Farmee's full compliance with all other terms, provisions, and conditions of this Agreement, Farmor shall prepare, execute, and deliver to Farmee, the form of recordable assignment attached hereto and made a part hereof for all purposes as Exhibit H, which assignment is and will be made subject in all things to this Agreement as a whole, containing no warranty of title, either express or implied, conveying unto Farmee one hundred percent (100%) of Farmor's interest in and to the Leases and Farmout Acreage allocated to the specific established unit underlying such earning well, and being further LIMITED SPECIFICALLY to the Wilcox formation only, being the Objective Formation as defined in this Agreement, and specifically reserving unto Farmor (i) an overriding royalty interest equal to the difference between all existing lease burdens of record and in effect as of October 1, 2009, and thirty percent (30%), thereby delivering to Farmee a seventy percent (70%) net revenue interest in and to Farmor's right, title, and interest in and to the portion of the Developed Acreage attributable to the particular established unit, and (ii) additionally subject to the reservation by Farmor of the Optional BIAPO as more particularly described in Article X.C. below. There shall be no blanket earning of rights by Farmee of Developed Acreage subject to this Agreement.

C. FARMOR'S RETAINED OPTIONAL BIAPO INTEREST AND SECONDARY BACK-IN RIGHTS OF YOUNG-FENDLEY.

1. FARMEE'S NOTICES OF PAYOUT. Farmee shall deliver all notices of Payout (as the term "Payout" is described below) jointly to Farmor and to Young-Fendley at the addresses of record for each Farmor and Young-Fendley. Farmor shall have thirty (30) days in which to make its election hereunder. If Farmor fails to make an election within said time frame, or elects not to take the herein described Optional BIAPO, Young-Fendley shall have five (5) days after the expiration of Farmor's 30-day election period in which to make its secondary election. A FAILURE BY YOUNG-FENDLEY TO MAKE ANY REQUIRED ELECTION WITHIN SAID TIME FRAME, SHALL BE DEEMED TO BE A WAIVER OR FORFEITURE OF YOUNG-FENDLEY'S ELECTIONS HEREUNDER, ON A WELL-BY-WELL BASIS. NO WAIVER OR FORFEITURE BY EITHER FARMOR OR YOUNG-FENDLEY UNDER THE PROVISIONS HEREOF SHALL BE DEEMED A WAIVER OR FORFEITURE OF FUTURE ELECTIONS, IF ANY.

2. DEFINITION OF "PAYOUT". For all purposes of this Agreement, the term "**Payout**" is defined as 7:00 a.m. local time on the actual date when all drilling and completion costs (but specifically excluding exploring, producing, separating, treating, transporting, marketing, dehydration, water or waste disposal, compression and taxes, exploration, title, legal fees, seismic or other geologic or engineering evaluation costs or expenses, Farmor's Administrative Fee, or other fees of any nature whatsoever, including, but not limited to the Young-Fendley finders' fee), whether paid in cash or in part cash and in part other benefit forms, or the value thereof, paid or to be paid or set aside to or for Young-Fendley, etc. or to any other party whatsoever, have been recovered. Farmee shall supply Farmor with monthly payout statements.

3. FARMOR'S OPTIONAL BIAPO INTEREST. As to the entirety of the Farmout Acreage and to this Agreement as a whole, and notwithstanding anything contained herein to the contrary,

Farmor reserves the right, but not the obligation, on a well-by-well basis to back-in after Payout for a twenty-five percent (25%) of eight-eighths (8/8ths) working interest (subject to proportionate reduction if Farmor's acreage covers less than the entirety of the mineral interest under the proration spacing unit drilled), (being hereinafter referred to as "**Optional BIAPO**").

4. SECONDARY RIGHTS OF YOUNG-FENDLEY IN FARMOR'S OPTIONAL BIAPO.

(a) FARMOR'S WAIVER OF OR ELECTION NOT TO TAKE OPTIONAL BIAPO. Should Farmor (i) elect not to exercise its Optional BIAPO in its entirety, (ii) waive its right to make such an election to back-in, or (iii) fail to make an election within the 30-day time period specified above, the right to such Optional BIAPO passes entirely to Young-Fendley and Young-Fendley shall have five (5) days after the end of Farmor's 30-day election period in which to make its election thereunder as to the entirety of said Optional BIAPO not exercised by Farmor, on the identical basis as Farmor. Young-Fendley shall, at all times, be and remain obligated to make a joint, and not separate, election to Farmee under this provision.

(b) YOUNG-FENDLEY'S OPTIONAL RIGHTS SHOULD FARMOR ELECT TO EXERCISE RIGHTS TO OPTIONAL BIAPO. In the event Farmor elects to exercise its Optional BIAPO rights as outlined above, Young-Fendley will have the option, exercisable within five (5) days of the date of any election by Farmor, in which to exercise its option to receive a proportionate twenty-five percent (25%) of Farmor's total Optional BIAPO, all subject to proportionate reduction. If exercised, Young-Fendley will be solely responsible to Farmee for all costs, risks, expenses, and/or liabilities related to such proportionate twenty-five percent (25%) of Farmor's Optional BIAPO, and Young-Fendley, their heirs, successors, and/or assigns will indemnify and hold Farmor harmless from any and all costs, risks, expenses, and/or liabilities associated with Farmee's assignment into Young-Fendley of such proportionate twenty-five percent (25%) of Farmor's elected Optional BIAPO. Young-Fendley shall, at all times, be and remain obligated to make a joint, and not separate, election to Farmee under this provision.

5. ASSIGNMENT OF OPTIONAL BIAPO TO FARMOR. Upon Farmor's election to back-in after Payout, as described above, Farmor shall prepare its form of assignment documenting the conveyance from Farmee to Farmor the prescribed percentage working interest (*proportionately reduced, if* necessary) in and to the entirety of the proration spacing unit established for each well subject to this provision and submit to Farmee for its execution and Farmee agrees that it will execute same within ten (10) days of the date of receipt of such document from Farmor. Farmee shall not be required to deliver any warranty above that which was delivered to Farmee by Farmor in the original assignment affecting any specific Farmee Well. Should Farmee fail to execute and deliver such assignment of interest to Farmor, Farmor is authorized hereby to record the Memorandum of Agreement, in substantially the form set out in Exhibit D hereto, together with appropriate affidavits of production and Payout in the appropriate county records in order to document its or their election and ownership in this event. Any notice of Payout forwarded by Farmee or the then-Operator of each well shall be mailed to both Farmor and Young-Fendley at their addresses set out herein. If Farmor elects to back-in after Payout for the Optional BIAPO, Farmor shall bear and pay its or its proportionate share of operating costs and plugging and abandonment costs from and after the effective date of such election to back-in after Payout, but Farmor's audit rights shall not be diminished under any circumstance. Should Farmor not elect to exercise its Optional BIAPO, but should Young-Fendley exercise its secondary rights to the Optional BIAPO, Young-Fendley shall be responsible for obtaining any assignment from Farmee, and Farmor shall have no liability whatsoever therefor, either to Farmee or to Young-Fendley.

6. EXERCISE OF BACK-IN OPTION WILL NOT DIMINISH FARMOR'S RETAINED OVERRIDE. Regardless of Farmor's election (or any subsequent and/or subordinate election by Young-

Fendley) of the Optional BIAPO described above, Farmor's exclusive retained and reserved overriding royalty interest set out in this Agreement shall never, under any circumstance or at any time, be reduced.

7. OPTIONAL BIAPO WILL NEVER BE BURDENED WITH FARMOR'S RETAINED OVERRIDING ROYALTY INTEREST. Further, should Farmor (or Young-Fendley) elect to exercise the Optional BIAPO as set out herein, said Optional BIAPO shall never be burdened by Farmor's retained overriding royalty interest as hereinafter provided under the terms of this Agreement.

D. FARMOR'S OVERRIDING ROYALTY INTEREST TO BE FREE OF ALL COSTS. Farmor's reserved overriding royalty interest, as stipulated herein, shall be equal to the difference between thirty percent (30%) of eight-eighths (8/8ths) and all presently existing lease burdens, including existing mineral owner royalty, overriding royalty or other burdens of record as of October 1, 2009. Further, Farmor's retained overriding royalty interest shall be paid to Farmor free and clear of any and all costs, including by way of example or reference, but not being in any way limited to, the following: costs associated with exploring, drilling, producing, separating, treating, transporting, marketing, dehydration, water or waste disposal, compression and taxes, except for Farmor's proportionate share of currently-imposed production taxes. Farmor covenants and agrees that it will place no additional burdens on the Farmout Acreage other than those of record and/or existing as of the date of this Agreement. The overriding royalty interest retained herein shall be proportionately reduced only to the extent that the interest earned by Farmee hereunder covers less than the full mineral or leasehold interest in or to said Leases. The overriding royalty retained hereunder shall not, without Farmor's prior written approval, be reduced by any unit formation or unit reformation; however, such approval shall not be unreasonably withheld if such units coincide with the surface boundaries of Farmor's Wells and existing units as listed on Exhibits A-3 and A-4 hereto.

E. FARMEE'S LIABILITY FOR COSTS AND FARMOR'S AUDIT RIGHTS. Farmee shall, as a condition precedent to earning any interest hereunder, pay or make satisfactory arrangements to pay all costs and expenses and bear all responsibilities and liabilities in connection with the drilling, completing, equipping, and/or the plugging and abandonment of any well drilled by Farmee, together with all costs of marketing production therefrom, including without limitation, any transportation cost, the building and operation of any necessary compression, treating or production facilities, salt water or other disposal, and gathering lines and shall furnish Farmor with satisfactory evidence of payment of same. In the event Farmee fails to provide such evidence when requested by Farmor, Farmor shall have the recurring right at any time, upon three (3) days' notice to Farmee to audit Farmee to ensure compliance with this paragraph and all other provisions of this Agreement. However, if Farmor elects to back-in after Payout for the interest described in Paragraph B. above, Farmor shall bear and pay its proportionate share of operating costs and plugging and abandonment costs from and after the effective date of Farmor's back-in, but Farmor's audit rights shall not be diminished under any circumstance.

F. PAYMENT OF PROCEEDS DUE TO FARMOR. Farmee will be obligated and held responsible to the Farmor for one hundred percent (100%) of the proceeds attributable to the overriding royalty interest retained by Farmor under this Agreement. If all proceeds due Farmor hereunder are not paid within ninety (90) days of the date of first sales of any well drilled pursuant to the terms of this Agreement, a formal written notice of such default will be sent by Farmor to Farmee by Certified Mail, Return Receipt Requested, with reference to this Agreement setting forth the default and notifying Farmee that Farmee is in default of this provision. Failure to remit such payment to Farmor within the stated ninety (90) day period from the date of first sales of any well drilled pursuant to the terms of this Agreement shall result in interest accruing on said proceeds at the rate of twelve percent (12%) per annum or the maximum rate allowed by law within the State of Texas, whichever is the lesser amount, calculated from the date of first sales. Further, ongoing sums due to Farmor hereunder shall be paid no later than sixty (60) days after the end of each production month and if not so paid, interest shall automatically

accrue at the rate of twelve percent (12%) per annum or the maximum rate allowed by law within the State of Texas.

G. PROPORTIONATE REDUCTION. The overriding royalty interest retained herein shall be subject to a proportionate reduction to the extent that Farmor's interest covers less than the full mineral or leasehold interest in or to the Leases and the Farmout Acreage. WITHOUT FARMOR'S SPECIFIC APPROVAL, THE OVERRIDING ROYALTY INTEREST RETAINED BY FARMOR HEREUNDER SHALL NEVER BE REDUCED BY ANY REFORMATION OF ANY CURRENTLY ESTABLISHED UNIT LOCATED ON THE FARMOUT ACREAGE SUBJECT TO THIS AGREEMENT.

XI. LIENS AND TAXES

A. FARMEE'S TIMELY PAYMENT OF TAX ASSESSMENTS. Farmee agrees that it will fully and timely pay all tax assessments rendered against it as to any of the Farmout Acreage subject hereto and shall provide proof of such payments to Farmor within sixty (60) days of the due date of such tax or taxes due upon Farmee's earned interests. Further, Farmee agrees that it will not, at any time, subject the Farmout Acreage, Leases, any wells drilled pursuant to the terms of this Agreement and/or, intentionally or unintentionally, Farmor's wells and/or retained acreage, producing zones, interests, etc., to any tax lien. At any time that any of the above-named items become the subject of and/or collateral for any tax lien, whether federal, state, county, municipal or other legal taxing authority, Farmee shall, within three (3) days of such notification of any such tax lien, notify Farmor of such matter, the amount due and whether or not Farmee can and will remedy such matter, whereupon Farmor shall have the immediate option, but not the obligation, to redeem such property for the amount of such tax lien(s) and thereafter all such property shall be and become the sole property of Farmor. Farmee agrees to execute any and all such documents, in addition to any Tax Deed which may be tendered to Farmor herein, as may be necessary to effectuate such change in ownership.

B. NON-COMPLIANCE MAY RESULT IN TERMINATION OF FARMEE'S RIGHTS HEREUNDER. Paragraph A. above shall be ongoing conditions of this Agreement and Farmee's violation of this condition shall be grounds for termination by Farmor, at its will and sole discretion.

XII. RIGHT TO TEST WELL INFORMATION

A. In drilling any well hereunder, Farmee agrees:

1. To conduct all operations in accordance with industry standards prevailing in the area where the well is drilled;

2. Run the complete evaluation suite of Open Hole and Cased Hole logs continuously from Total Depth of the well to five hundred feet (500') above the shallowest producing zone in the well;

3. Notify Farmor when drilling of a well is commenced and, until completed, furnish Farmor daily drilling reports, copies of all logs, cores, tests and other evaluation data obtained in any well, and with notice in sufficient time for Farmor to be present to observe the logging and other evaluation operations. One copy of all of the foregoing shall be sent to the attention of David Enright, Southeastern Pipe Line Company, c/o Vernon E. Faulconer, Inc., 1803-H Mills Hwy, Breaux Bridge, Louisiana 70517, with another copy to the address listed below.

4. **FAX DAILY REPORTS (Drilling and Completion) ALONG WITH MUD LOGGING REPORTS ON A DAILY BASIS TO (903) 581-2111 AND (337) 332-4019;**

5. Allow Farmor and its respective representatives, at their sole risk, free access to the premises and to the derrick floor at all times;

6. Furnish to Farmor copies of pertinent well data, including copies of all notices and reports filed with the Federal, State and local agencies, including the applicable state oil and gas regulatory and conservation commission;

7. Farmee shall use its best efforts to run all electric log suites across all of Farmor's reserved formation(s) + one hundred feet (100') on top and bottom of said zones;

8. Provide and carry with responsible insurance companies, acceptable to Farmor, insurance to cover the risk as stated in Exhibit C ; and

9. After completion of the well monthly production reports shall be mailed to Farmor within forty-five (45) days after the end of the production month.

B. Any notices to be given, unless otherwise specified, shall be addressed as follows:

SOUTHEASTERN PIPE LINE COMPANY
C/O VERNON E. FAULCONER, INC.
Attention: Jean Crawley / Roy Sloan
P. O. Box 7995
Tyler, Texas 75711-7995
or
1001 ESE Loop 323, Suite 160
Tyler, Texas 75701
Telephone: 903.581.4382
Facsimile: 903.581.2111
E-mail: jcrawley@vefinc.com or rsloan@vefinc.com

C. Further Farmee shall provide Farmor with the following during operations, if conducted by Farmee.

1. Directional Surveys
2. Completion Reports
3. Engineering Data: BHP, Buildup Surveys, Flow Tests, etc.
4. All Regulatory Documents
5. Final Mud Log
6. All Open Hole/Cased Hole Logs (1 field copy, 1 final copy)
7. All Open Hole Testing Reports
8. Full Suite of logs above, below and including the completed formation(s)

D. All information listed above shall be sent by Farmee to the following parties/addresses:

SOUTHEASTERN PIPE LINE COMPANY
C/O VERNON E. FAULCONER, INC.
P.O. Box 7995
Tyler, Texas 75711-7995 or –

SOUTHEASTERN PIPE LINE COMPANY
C/O VERNON E. FAULCONER, INC.
1803-H Mills Hwy.
Breaux Bridge, LA 70517

1001 ESE Loop 323, Suite 160
Tyler, Texas 75701
Attention: Buddy Sloan
Telephone: 903.581.4382
Facsimile: 903.581.2111
E-mail: rsloan@vefinc.com

Attention: David J. Enright
Telephone: 337.332.1726
Facsimile: 337.332.4019
E-mail: bbreports@vefinc.com

E. All surveys, reports, data, logs, information, and documents which are required to be furnished by Farmee to Farmor pursuant to this Agreement shall be collectively referred to herein as the "**Information**". Farmor hereby covenants and agrees to keep confidential and not to disclose any Information to any third party in violation of this Agreement. Farmee shall furnish the Information to Farmor subject to, and in consideration of, Farmor's agreement that Farmor will maintain the confidentiality of the Information and not disclose the Information to third parties in violation of this Agreement. The Information may be disclosed only to employees of Farmor who need to review the Information and who are bound in writing to comply with these obligations of confidentiality. In any event, Farmor shall be responsible and liable to Farmee for any breach of these obligations of confidentiality by Farmor and any of Farmor's employees.

F. In the event that Farmor becomes legally compelled to disclose the Information, Farmor shall provide Farmee with prompt written notice describing such requirement so that Farmee may seek a protective order or other appropriate remedy. Farmor agrees to cooperate with Farmee in any attempt to seek a protective order or other appropriate remedy. In the event that a protective order or other appropriate remedy is not obtained or Farmee waives compliance with this provision, Farmor shall furnish only that portion of the Information that Farmor is advised by Farmor's legal counsel that Farmor is legally required to disclose, and Farmor shall use its best commercial efforts to obtain assurance that confidential treatment will be accorded to such disclosed Information.

XIII. SHUT-IN ROYALTIES AND MAINTENANCE OF LEASES ON DEVELOPED ACREAGE

In the event it appears that Farmee will complete a gas well as a shut-in well during the term of this Agreement, Farmee shall give immediate notice of such intention and shall make timely payments of shut-in gas royalty and furnish Farmor proof of such payment at least ten (10) days prior to the date said payment is due. If the leases are held at such time by the production of Farmor's Well(s), Farmor will advise Farmee that such payment of shut-in royalty is not due. Farmor shall have no liability to Farmee for any failures, errors, and/or omissions in either the payment of shut-ins or in the interpretation of shut-in royalty provisions. Further, Farmor will use its best efforts to maintain all Leases on the Developed Acreage in force during the term of this Agreement, but does not warrant that it will be able to do so.

XIV. OPTION TO TAKE OVER WELL PRIOR TO ABANDONMENT AND FARMEE'S OBLIGATION TO REASSIGN

A. NO ABANDONMENT OF ANY WELL WITHOUT FARMOR'S APPROVAL. No well drilled on the Farmout Acreage shall be abandoned without Farmee first giving Farmor written notice thereof. Within thirty (30) days or, when a drilling rig is on location from a previous operation, within forty-eight (48) hours (exclusive of Saturdays, Sundays, and/or legal holidays) of Farmor's receipt of written notice of Farmee's intention to abandon a well, Farmor shall have the option, but not the obligation, to take over such Farmee's Well for such further operations as it wishes to conduct. Farmor shall notify Farmee in writing of its intention to take immediate possession of such Farmee's Well, together with such materials, and/or equipment owned or controlled by Farmee in connection with said well which may be used in connection with Farmor's subsequent operations on said Farmee's Well. Farmor shall also have the right,

but not the obligation to assume any rights or contracts negotiated by Farmee, which are used or pertain to the operation and maintenance of said Farmee's Well, at no cost to Farmor. Farmor's failure to timely respond in writing shall be deemed an election not to take over such Farmee's Well.

B. PLUGGING OF ANY WELL TAKEN OVER BY FARMOR. If Farmor does not complete any such well taken over, then Farmor agrees to plug and abandon such well at its sole cost and expense accordance with the prevailing practices and in accordance with the provisions contained in the applicable Leases and in accordance with the rules and regulations of any governmental authority having jurisdiction thereof.

XV. INDEMNITY AGREEMENT

Farmee further fully and completely indemnifies and saves Vernon E. Faulconer, Inc., Farmor, and its and their affiliates, successors, assigns, officers, directors, employees, and/or agents, harmless from any and all claims, demands, or liability of any nature whatsoever arising in whole or in part from Farmee's election to enter into this Agreement after the expiration date of the Marketing Agreement by and Farmor and Young-Fendley, and from the drilling, completion or operations of any Initial Test Well, Substitute Test Well or Subsequent Well drilled by Farmee subject to this Agreement, including reasonable attorneys' fees incurred by Farmor in the defense of any such claim or demand, and from any liability of any nature whatsoever associated with any of Farmee's indebtedness, loan, mortgage, or taxes assessed against Farmee in conjunction with or related to the Farmout Acreage. This indemnity agreement shall additionally include all environmental claims of whatsoever nature, regardless of the date of any claim for environmental damage or liability and regardless of the date or purported date of the occurrence of any matter giving rise to any claim for damage or liability, on, under or affecting the Farmout Acreage, in whole or in part, or in any way affecting lands adjacent to the Farmout Acreage or waterways flowing through the Farmout Acreage or affected by operations of any nature upon the Farmout Acreage.

XVI. TERMINATION

This Agreement shall terminate and be of no further force and effect if Farmee does not establish commercial production and turn such production to sales within the time frame set out in this Agreement or if Farmee does not comply with any of the other contractual terms of this Agreement as hereinabove set forth, some of which conditions shall survive termination of this Agreement.

XVII. NOTICE OF ASSIGNMENT(S) OUT OF FARMEE

Farmee agrees that within ten (10) days of the date Farmee sells, assigns, encumbers or otherwise disposes of any of its rights under this Agreement or any of the Farmout Acreage or any part thereof, whether by recorded or unrecorded agreement or contract, that Farmee shall notify Farmor of such sale, assignment, encumbrance or other disposition. However, this provision shall not be deemed to apply to the sale of Farmee's oil and/or gas production from the Farmout Acreage.

XVIII. PREFERENTIAL RIGHT TO PURCHASE

Upon Farmee's receipt of any bona fide purchase or other type offer from an unrelated third party, Farmee shall immediately notify Farmor and such notice shall set out all terms and provisions of such offer. Farmor shall have thirty (30) days in which to make an election under the same terms and conditions as set out in any such third party offer to Farmee. A failure to respond to Farmee's notice within said 30-day period shall constitute an election by Farmor NOT to exercise its preferential right hereunder. Should Farmor elect to exercise its preferential right hereunder, Farmee shall assign to Farmor

based on the same terms and conditions, and for the identical consideration, as it would sell to the unrelated third party making such initial offer.

Regardless of whether Farmor exercises its preferential right to purchase under any specific transaction, it is specifically understood and agreed that all conveyances by Farmee to any third party shall be in all things made specifically subject to the terms and provisions of this Agreement and the conveyance documents shall contain language acceptable to Farmor to this effect.

Regardless of the terms of any JOA entered into by and between the Parties hereto, should Farmor sell or otherwise dispose of any interest it may have in and to any earning well drilled by Assignee hereunder, Farmor shall not be required to offer its interest thereunder, in part or in whole and of whatever sort or nature, to Farmee.

XIX. TAX EXCLUSION

It is not the purpose or intention of this Agreement to create, nor shall same be construed as creating a partnership relation, nor shall the Parties hereunder be construed to be considered a joint venture. The liability of the Parties hereto shall be several and not joint or collective. Each of the Parties hereto elects to be completely excluded from the application of all of the provisions of Subchapter "K" of the Chapter "I" of Subtitle "A", Sections 701-761, of the Internal Revenue Code of 1986.

XX. INSURANCE COVERAGE

In addition to the required insurance listed under Exhibit C attached hereto and made a part hereof for all purposes, Farmee is required to carry Operators Extra Expense Coverage, commonly referred to as Blow Out or Well Control Insurance, in the amount of at least Five Million and No/100 Dollars ($5,000,000.00) during the drilling, completing, testing, reworking or recompleting of the Initial Test Well or any Substitute Test Well or Subsequent Well drilled and earned pursuant to the provisions of this Agreement. **IT IS SPECIFICALLY UNDERSTOOD AND AGREED BY AND BETWEEN THE PARTIES HERETO THAT THE OPERATOR OF THE WELL SHALL PROVIDE PROOF OF INSURANCE TO FARMOR PRIOR TO THE COMMENCEMENT OF ANY WORK. IF SUCH PROOF OF INSURANCE IS NOT PROVIDED TO FARMOR, THIS AGREEMENT MAY BE, AT FARMOR'S SOLE ELECTION, TERMINATED AND HELD TO BE NULL AND VOID, IN WHICH EVENT, FARMEE SHALL EARN NO ASSIGNMENT OF RIGHTS HEREUNDER EVEN IF FARMEE HAS COMPLIED WITH ALL OTHER TERMS OF THIS AGREEMENT. FARMOR SHALL ADDITIONALLY BE NAMED AS AN ADDITIONAL INSURED PARTY ON ALL POLICIES OF INSURANCE REQUIRED UNDER THIS AGREEMENT AND A COPY OF ALL INSURANCE CERTIFICATES SHALL BE PROMPTLY FORWARDED TO FARMOR BY FARMEE.**

XXI. ROAD MAINTENANCE

During the term of this Agreement or any time while Farmee is conducting operations on the Farmout Acreage, it shall be the responsibility and obligation of Farmee to maintain, repair, and/or restore any existing lease road, gate, and/or cattle guard used during its operations in a condition equal to its original condition at no expense to Farmor.

XXII. TRANSPORTATION AGREEMENT

Once Farmee has established commercial production in any well or wells drilled pursuant to this Agreement, Farmor shall have the option, but never an obligation, to negotiate one or more transportation

agreements with Farmee for the transportation of Farmee's production to market for a fee. Any fees associated with any such transportation agreement shall never be added to Farmee's costs associated with any definition or calculation of "**Payout**" as defined in this Agreement.

XXIII. CONFIDENTIALITY AND PRESS RELEASES

None of the Parties to this Agreement will release, or allow to be released on its behalf, any information or press releases without the express written consent of both Farmor and Farmee. All information held by any party to this Agreement shall be held in strict confidence and shall not be released to any third party without the express written consent of both Farmor and Farmee, except as may be necessary to comply with the terms and provisions of this Agreement, in whole or in part.

XXIV. NOTICES

All notices required to be made hereunder, except for notices specified in Article XII. above, shall be deemed delivered when sent via facsimile with documented transmission report to the facsimile number of record for Farmor or Farmee followed immediately by written notification forwarded via pre-paid United States Certified Mail, Return Receipt Requested to the address for Farmor or Farmee shown herein, or such other address as shall be provided each to the other at any time and from time to time hereafter. Any notice of change of address shall be sent via the methods specified above. The date of receipt of all notices forwarded pursuant to the terms of this Agreement shall be deemed to be the second (2nd) business day (excluding Saturdays, Sundays and Legal Holidays) after the deposit of such notice with the United States Postal Service via pre-paid Certified Mail, Return Receipt Requested delivery service.

XXV. CONFLICT OF TERMS

In the event there is a conflict between the terms of this Agreement and the terms of any assignment earned by virtue of Farmee's performance hereunder, the terms and provisions of this Agreement shall govern.

XXVI. HEADINGS

All headings and/or paragraph titles contained in this Agreement are used for convenience only and shall not be considered integral to the interpretation of any of the terms, provisions or conditions of this Agreement.

XXVII. FARMEE'S REPRESENTATIONS

A. FARMEE'S REPRESENTS IT IS SOPHISTICATED OIL AND GAS INVESTOR. FARMEE REPRESENTS AND WARRANTS THAT FARMEE IS AN EXPERIENCED AND KNOWLEDGEABLE INVESTOR IN OIL AND GAS PROPERTIES, HAS THE FINANCIAL AND BUSINESS EXPERTISE TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS COVERED BY OR REFERENCED IN THIS ASSIGNMENT, AND HAS RELIED SOLELY ON THE BASIS OF ITS OWN INDEPENDENT INVESTIGATION OF THE ASSIGNED INTERESTS FOR ALL PURPOSES. FARMEE ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF PERSONS IT DEEMED APPROPRIATE CONCERNING THE CONSEQUENCES OF THE PROVISIONS OF THIS ASSIGNMENT AND HEREBY WAIVES ANY AND ALL RIGHTS TO CLAIM THAT IT IS AN UNSOPHISTICATED INVESTOR IN OIL AND GAS PROPERTIES.

B. WAIVER OF RIGHTS UNDER TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, ETC. FARMEE SPECIFICALLY WAIVES ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SPECIFICALLY INCLUDING SECTION 17.41 ET SEQ., VERNON'S TEXAS CODE ANNOTATED, BUSINESS AND COMMERCE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, OR ANY SIMILAR STATE OR FEDERAL LAW. AFTER AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY OF ITS OWN SELECTION, FARMEE AKCNOWLEDGES THAT THE DISCLAIMERS AND WAIVERS GIVEN IN AND UNDER THIS AGREEMENT SHALL BE CONSIDERED MATERIAL AND INTEGRAL PARTS OF THIS AGREEMENT, WITH CONSIDERATION GIVEN THEREFOR, AND ACKNOWLEDGES THAT ALL DISCLAIMERS AND WAIVERS ARE "CONSPICUOUS" AND, HAVE BEEN BROUGHT TO THE ATTENTION OF FARMEE, AND THAT ASSINGEE HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO ALL DISCLAIMERS AND WAIVERS, AND BY FARMEE'S EXECUTION HEREOF, ACKNOWLEDGES ALL OF THE ABOVE.

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To evidence the fact that the above and foregoing currently expresses the intent of the Parties hereto, including, but not limited to the terms and provisions of that certain Side Letter Agreement, please execute duplicate originals of this Agreement in the space provided and return both duplicate originals together with the remainder of Farmor's Administrative Fee, as provided in Article I above, to Farmor at its Tyler, Texas address, it being understood that unless such accepted Agreement and Non-Refundable Administrative Fee are received by Farmor on or before 5:00 pm CST on December 15, 2009, Farmor shall not be bound by the provisions herein contained, but shall, pursuant to the terms of that certain Side Letter Agreement, a copy of which is attached as **Exhibit "F"**, retain the specified portion of Farmee's monies on deposit with Farmor, but shall be bound by no other term or provision thereof.

Sincerely,

SOUTHEASTERN PIPE LINE COMPANY,
a Texas corporation

BY: Jean Crawley
JEAN CRAWLEY, VICE PRESIDENT

AGREED TO AND ACCEPTED this 14th day of [redacted] DECEMBER, 2009.

MAVERICK MINERALS CORPORATION
a Nevada corporation

By: [signature]
ROBERT KINLOCH, PRESIDENT

EXHIBIT A-1

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

FORT BEND COUNTY, TEXAS
UNDEVELOPED ACREAGE

TX157-0025-01
Oil, Gas and Mineral Lease dated July 20, 2003, from Bessie Gratzek Grigar, Lessor, to Southeastern Pipe Line Company, Lessee, recorded at FBC2004037588 in the records of Fort Bend County, Texas, as amended.

TX157-0025-02
Oil, Gas and Mineral Lease dated October 25, 2000, from Mary Lou Lester Gomez, et al, Lessors, to Southeastern Pipe Line Company, Lessee, recorded at FBC200105995 in records of Fort Bend County, Texas, as amended.

TX157-0025-03
Oil, Gas and Mineral Lease dated October 11, 2000, from Daniel Martisek, et al, Lessors, to Southeastern Pipe Line Company, Lessee, recorded at FBC200105996 in records of Fort Bend County, Texas, as amended.

TX157-0025-04
Oil, Gas and Mineral Lease dated October 26, 2000, from John Martisek, Lessor, to Southeastern Pipe Line Company, Lessee, recorded at FBC2000105997 in records of Fort Bend County, Texas, as amended.

TX157-0025-05
Oil, Gas and Mineral Lease dated January 22, 2002, from Doris Mary Griger Hutchins, Lessor, to Southeastern Pipe Line Company, Lessee, recorded at FBC2002028002 in records of Fort Bend County, Texas, as amended.

TX157-0025-06
Oil, Gas and Mineral Lease dated May 23, 2001, from Lee R. Foytik, Lessor, to Southeastern Pipe Line Company, Lessee, recorded at FBC2001080814 in records of Fort Bend County, Texas, as amended.

TX157-0025-07
Oil, Gas and Mineral Lease dated May 23, 2001, from Henry J. Foytik, Lessor, to Southeastern Pipe Line Company, Lessee, recorded at FBC2001080815 in records of Fort Bend County, Texas, as amended.

TX157-0025-08
Oil, Gas and Mineral Lease dated May 23, 2001, from Rodney G. Foytik, Lessor, to Southeastern Pipe Line Company, Lessee, recorded at FBC 2001089027 in records of Fort Bend County, Texas, as amended.

TX157-0025-09
Oil, Gas and Mineral Lease dated April 21, 2004, from Richard J. Foytik, Lessor, to Southeastern Pipe Line Company, Lessee, recorded at FBC2004072553 in records of Fort Bend County, Texas, as amended.

TX157-0025-10
Oil, Gas and Mineral Lease dated April 21, 2004, from Frank C. Foytik, Lessor, to Southeastern Pipe Line Company, Lessee, recorded at FBC2004072552 in records of Fort Bend County, Texas, as amended.

TX157-0026
Oil, Gas and Mineral Lease dates July 27, 2000, from Dudley J. LeBlanc Trustee, Lessor, to Southeastern Pipe Line Company, Lessee, recorded at FBC2000077211 in records of Fort Bend County, Texas, as amended.

TX157-0027
Oil, Gas and Mineral Lease dated August 18, 2000, from Ronald Barry Bowden, et ux, Lessors, to Southeastern Pipe Line Company, Lessee, recorded at FBC2000081110 in records of Fort Bend County, Texas, as amended.

TX157-0028
Oil, Gas and Mineral Lease dated August 25, 2000, from Sylvester G. Matej, et ux, Lessors, to Southeastern Pipe Line Company, Lessee, recorded as FBC2000081111 in records of Fort Bend County, Texas, as amended.

TX157-0029-01
Oil, Gas and Mineral Lease dated August 25, 2000, from Sylvester G. Matej, Lessor, Southeastern Pipe Line Company, Lessee, recorded at FBC2000081108 in records of Fort Bend County, Texas, as amended.

TX157-0029-02
Oil, Gas and Mineral Lease dated August 25, 2000, from Gary L. Rife, Lessor, to Southeastern Pipe Line Company, Lessee, recorded at FBC2000081109 in records of Fort Bend County, Texas, as amended.

TX157-0030
Oil, Gas and Mineral Lease dated October 24, 2000, from Thelma B. Hubenak, Trustee for the Mary Blahuta Living Trust, Lessor, and Southeastern Pipe Line Company, Lessee, recorded at FBC2000105994 in records of Fort Bend County, Texas, as amended.

TX157-0031
Oil, Gas and Mineral Lease dated December 11, 2003, from Dudley J. LeBlanc, Trustee Lessor, to Southeastern Pipe Line Company, Lessee, recorded at FBC2004013434 in records of Fort Bend County, Texas, as amended.

TX157-0032
Oil, Gas and Mineral Lease dated December 17, 2003, from Oliver R. Holstine et ux, Lessor, to Southeastern Pipe Line Company, Lessee, recorded at FBC 2004008102 in records of Fort Bend County, Texas, as amended.

TX157-0033
Oil, Gas and Mineral Lease dated January 21, 2003, from T.E. Stewart and wife, Phyllis H. Stewart, as Lessor, to Southeastern Pipe Line Company, as Lessee, recorded under FBC2003019545, as amended.

TX157-0034
Oil, Gas and Mineral Lease dated January 21, 2003, from Thelma B. Hubenak, Trustee of the Mary Blahuta Living Trust, as Lessor, to Southeastern Pipe Line Company, as Lessee, recorded at FBC2003019544 as amended.

TX157-0035
Oil, Gas and Mineral Lease dated January 27, 2003, from Walter A. Lankford Est. and Gloria Wynne Lankford, as Lessor, to Southeastern Pipe Line Company, as Lessee, recorded at FBC2003029509, as amended.

TX157-0036
Oil, Gas and Mineral Lease dated February 25, 2003, from Robert J. Montano, et ux, as Lessor, to Southeastern Pipe Line Company, as Lessee, recorded at FBC2003033583, as amended.

TX157-0037
Oil, Gas and Mineral Lease dated February 14, 2003, from Derek Deshon Price, as Lessor, to Southeastern Pipe Line Company, as Lessee, recorded at FBC2003033584, as amended.

TX157-0038
Oil, Gas and Mineral Lease dated February 14, 2003, from Freddie Price and wife, Hortense Price, as Lessor, to Southeastern Pipe Line Company, as Lessee, recorded at FBC2003033585, as amended.

TX157-0039
Oil, Gas and Mineral Lease dated February 27, 2003, from Lionel Prado and wife, Mary Prado, as Lessor, to Southeastern Pipe Line Company, as Lessee, recorded at FBC2003033586, as amended.

TX157-0040-02
Oil, Gas and Mineral Lease dated March 21, 2003, from Kathryn J. Brooks, as Lessor, to Southeastern Pipe Line Company, as Lessee, recorded at FBC2003049643, as amended.

TX157-0040-03
Oil, Gas and Mineral Lease dated March 21, 2003, from Dianna Lynn Martisek-Vestal, as Lessor, to Southeastern Pipe Line Company, as Lessee, recorded at FBC2003049642, as amended.

TX157-0040-04
Oil, Gas and Mineral Lease dated March 21, 2003, from Dan Harvey Martisek, as Lessor, to Southeastern Pipe Line Company, as Lessee, recorded at FBC2003049645, as amended.

TX157-0044
Oil, Gas and Mineral Lease dated January 28, 2004, from Thelma B. Hubenak, Trustee Mary Blahuta Living Trust, as Lessor, to Southeastern Pipe Line Company, as Lessee, recorded at FBC2004019934, as amended.

TX157-0045
Oil, Gas and Mineral Lease dated March 23, 2000 from Bessie M. Prochaska, et al, as Lessors to Southeastern Pipe Line Company, as Lessee, recorded at FBC200039385, as amended.

TX481-0024 (Also Found in Wharton County)
Oil, Gas and Mineral Lease dated August 15, 1995 from Tilford G. Sulak and wife Dorothy Sulak, Lessors, to Southeastern Pipe Line Company, Trustee, Lessee, recorded in Volume 163, Page 710, Deed Records, Wharton County, Texas and under File #9569412 of the records of Fort Bend County, Texas, as amended.

-END OF EXHIBIT A-1-

EXHIBIT A-2

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

WHARTON COUNTY, TEXAS
UNDEVELOPED ACREAGE

TX481-0021-01
Oil, Gas and Mineral Lease dated June 2, 1995, between Dorothy Smith Lessor; and Southeastern Pipe Line Co., Inc., Trustee, Lessee, recorded in Volume 156, Page 51, Deed Records, Wharton County, Texas, as amended.

TX481-0021-02
Oil, Gas and Mineral Lease dated June 2, 1995, between Helen Tomlin, Lessor; and Southeastern Pipe Line Co., Trustee, Lessee, recorded in Volume 156, Page 63, Deed Records, Wharton County, Texas, as amended.

TX481-0021-03
Oil, Gas and Mineral Lease dated June 2, 1995, between Shirley Burns, Lessor; and Southeastern Pipe Line Co., Trustee, Lessee, recorded in Volume 156, Page 57, Deed Records, Wharton County, Texas, as amended.

TX481-0021-04
Oil, Gas and Mineral Lease dated June 2, 1995, between Edith Lane, Lessor; and Southeastern Pipe Line Co., Trustee, Lessee, recorded in Volume 156, Page 69, Deed Records, Wharton County, Texas, as amended.

TX481-0022-01
Oil, Gas and Mineral Lease dated November 10, 1998, between Barbara B. Stevens, Lessor, and Southeastern Pipe Line Company, Lessee, recorded in Volume 313, Page 686, Deed Records, Wharton County, Texas, as amended.

TX481-0022-03
Oil, Gas and Mineral Lease dated December 4, 1998, from Danners, Inc. by and through its president Jim P. Maxey, Lessor, to Southeastern Pipe Line Company, Lessee, recorded in Volume 313, Page 694, Deed Records, Wharton County, Texas, as amended.

TX481-0022-04
Oil, Gas and Mineral Lease dated December 4, 1998, from Jamie B. Sitton, Lessor, to Southeastern Pipe Line Company, Lessee, recorded in Volume 313, Page 698, Deed Records, Wharton County, Texas, as amended.

TX481-0022-05
Oil, Gas and Mineral Lease dated June 26, 1999, from Jerome A. Kulcak and wife, Emma Kulcak, Lessors, and Southeastern Pipe Line Company, Lessee, recorded in Volume 330, Page 898, Deed Records, Wharton County, Texas, as amended.

TX481-0022-06
Oil, Gas and Mineral Lease dated July 22, 1999, from Jane S. Clardy, Lessor, and Southeastern Pipe Line Company, Lessee, recorded in Volume 348, Pages 392-395, Deed Records, Wharton County, Texas, as amended.

TX481-0024 (Also Found in Fort Bend County)
Oil, Gas and Mineral Lease dated August 15, 1995 from Tilford G. Sulak and wife Dorothy Sulak, Lessors, to Southeastern Pipe Line Company, Trustee, Lessee, recorded in Volume 163, Page 710, Deed Records, Wharton County, Texas and under File #9569412 of the records of Fort Bend County, Texas, as amended.

TX481-0029
Oil, Gas and Mineral Lease dated September 3, 1982, between Joy Koym Balderach, et al, Lessor; and J.F. Corley and Southeastern Pipe Line Company, Lessee, recorded in Volume 603, Page 399, Deed Records, Wharton County, Texas, as amended.

TX481-0030
Oil, Gas and Mineral Lease dated October 21, 1977, between O. Scott Rogers and wife, et al, Lessor; and J.F. Corley and Southeastern Pipe Line Company, Inc., Lessee, recorded in Volume 489, Page 424, Deed Records, Wharton County, Texas, as amended.

TX481-0031-01
TX481-0031-02
TX481-0031-03
Oil, Gas and Mineral Leases dated August 6, 1977, respectively, between Ann Dorris S. Kopecky et al, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering recorded in counterparts in Volume 486, Pages 657 and 659; Volume 489, Page 65, Deed Records, Wharton County, Texas, as amended.

-END OF EXHIBIT A-2-

EXHIBIT A-3

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

FORT BEND COUNTY, TEXAS
DEVELOPED ACREAGE

A.T. LEVERIDGE #4 (U# 423) and
A.T. LEVERIDGE #11 (U# 428)
352.00 Acre Unit, Fort Bend County, Texas

1. 323.4375 acres out of that certain Oil, Gas and Mineral Lease dated July 4, 1993, from A.T. Leveridge, Jr. et ux, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, covering 610.8 acres, more or less, located in Charles Baird Survey, Abstract No. 6, Fort Bend County, Texas, recorded on Volume 2546, Page 62, Official Public Records, Fort Bend County, Texas.

2. 21.5625 acres out of that certain Oil, Gas and Mineral Lease dated February 1, 1994, from the Wade McNeill et al, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, covering 610.8 acres, more or less, located in the Charles Baird Survey, Abstract 6, Fort Bend County, Texas, recorded in Volume 2686, Page 1063, Official Public Records of Fort Bend County, Texas.

3. 7.00 acres out of that certain Oil and Gas Lease Number M97695 dated October 1, 1996, from the State of Texas as represented by Commissioner of the General Land Office, Lessor, and Southeastern Pipe Line Company, Trustee, Lessee, covering Tract 6, San Bernard River, Fort Bend and Wharton Counties, Texas, containing approximately 30 acres, recorded in Volume 213, Page 668, Official Public Records, Wharton County, Texas, and FBC 9703550, Official Public Records, Fort Bend County, Texas.

A.T. LEVERIDGE #5 (U# 424)
352.00 Acre Unit, Fort Bend County, Texas

1. 330.00 acres out of that certain Oil, Gas and Mineral Lease dated July 4, 1993, from A.T. Leveridge, Jr. et ux, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, covering 610.8 acres, more or less, located in Charles Baird Survey, Abstract No. 6, Fort Bend County, Texas, recorded on Volume 2546, Page 62, Official Public Records, Fort Bend County, Texas.

2. 22.00 acres out of that certain Oil, Gas and Mineral Lease dated February 1, 1994, from the Wade McNeill et al, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, covering 610.8 acres, more or less, located in the Charles Baird Survey, Abstract 6, Fort Bend County, Texas, recorded in Volume 2686, Page 1063, Official Public Records, Fort Bend County, Texas.

A.T. LEVERIDGE #6 (U# 425)
40.00 Acre Unit, Fort Bend County, Texas

1. 37.50 acres out of that certain Oil, Gas and Mineral Lease dated July 4, 1993, from A.T. Leveridge, Jr. et ux, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, covering 610.8 acres, more or less, located in Charles Baird Survey, Abstract No. 6, Fort Bend County, Texas, recorded on Volume 2546, Page 62, Official Public Records, Fort Bend County, Texas.

2. 2.50 acres out of that certain Oil, Gas and Mineral Lease dated February 1, 1994, from the Wade McNeill et al, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, covering 610.8 acres, more or less, located in the Charles Baird Survey, Abstract 6, Fort Bend County, Texas, recorded in Volume 2686, Page 1063, Official Public Records, Fort Bend County, Texas.

A.T. LEVERIDGE #8 (U# 426)
40.00 Acre Unit, Fort Bend County, Texas

1. 37.50 acres out of that certain Oil, Gas and Mineral Lease dated July 4, 1993, from A.T. Leveridge, Jr. et ux, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, covering 610.8 acres, more or less, located in Charles Baird Survey, Abstract No. 6, Fort Bend County, Texas, recorded on Volume 2546, Page 62, Official Public Records, Fort Bend County, Texas.

2. 2.50 acres out of that certain Oil, Gas and Mineral Lease dated February 1, 1994, from the Wade McNeill et al, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, covering 610.8 acres, more or less, located in the Charles Baird Survey, Abstract 6, Fort Bend County, Texas, recorded in Volume 2686, Page 1063, Official Public Records, Fort Bend County, Texas.

A.T. LEVERIDGE #10 (U#427)
40.00 Acre Unit, Fort Bend County, Texas

1. 37.50 acres out of that certain Oil, Gas and Mineral Lease dated July 4, 1993, from A.T. Leveridge, Jr. et ux, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, covering 610.8 acres, more or less, located in Charles Baird Survey, Abstract No. 6, Fort Bend County, Texas, recorded on Volume 2546, Page 62, Official Public Records, Fort Bend County, Texas.

2. 2.50 acres out of that certain Oil, Gas and Mineral Lease dated February 1, 1994, from the Wade McNeill et al, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, covering 610.8 acres, more or less, located in the Charles Baird Survey, Abstract 6, Fort Bend County, Texas, recorded in Volume 2686, Page 1063, Official Public Records, Fort Bend County, Texas.

A.T. LEVERIDGE #12 (U# 444)
40.00 Acre Unit, Fort Bend County, Texas

1. 37.50 acres out of that certain Oil, Gas and Mineral Lease dated April 4, 2003, from A.T. Leveridge, Jr. and wife, Mary Ann Leveridge, Lessor, to Southeastern Pipe Line Company,

Lessee, recorded at FBC2003039967 of the Official Public Records, Fort Bend County, Texas, covering 610.8 acres in the Charles Baird Survey, being deep rights.

2. 2.50 acres out of that certain Oil, Gas and Mineral Lease dated January 15, 2004, Wade McNeill Exempt Unitrust, et al (Moore Family), Lessor, to Southeastern Pipe Line Company, Lessee, covering 610.8 acres (1/16), Charles Baird Survey, Fort Bend County, Texas, Deep Rights; recorded at FBC2004082480 of the Official Public Records, Fort Bend County, Texas, expires January 15, 2006.

-END OF EXHIBIT A-3-

EXHIBIT A-4

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

WHARTON COUNTY, TEXAS
. DEVELOPED ACREAGE

A.T. LEVERIDGE #1 (U #421)
257.40 Acre Unit, Wharton County, Texas

1. 254.23 acres in that certain Oil, Gas and Mineral Lease from Mrs. A.T. Leveridge, Sr., et al to J.F. Corley et al, dated November 12, 1959, recorded in Volume 317, Page 556, Deed Records, Wharton County, Texas.

2. 3.17 acres in that certain Oil, Gas and Mineral lease from A.T. Leveridge, Jr., and Mrs. A.T. Leveridge, Sr., Lessor, to J.F. Corley and S.C. Woods, Trustee, Lessee, dated August 31, 1981, recorded in Volume 572, Page 684, Deed Records, Wharton County, Texas, for purposes of this unit, 3.17 acres are being carved out of said leasehold estate as reflected by Exhibit "A" therein.

A.T. LEVERIDGE #2T (U #422)
278.99 Acre Unit, Wharton County, Texas

1. 79.00 acres in that certain Oil, Gas and Mineral Lease from Della M. Roberts et vir, Lessor, to James B. Whatley, Lessee, dated September 7, 1960, recorded in Volume 326, Page 82, Deed Records, Wharton County, Texas, covering 138.37 acres.

2. 113.16 acres in that certain Oil, Gas and Mineral Lease from Mrs. A.T. Leveridge, Sr., et al to J.F. Corley et al, dated November 12, 1959, recorded in Volume 317, Page 556, Deed Records, Wharton County, Texas.

3. 80.00 acres in that certain Oil, Gas and Mineral Lease from Julius J. Wallace, et al to James B. Whatley, dated August 31, 1960, recorded in Volume 325, Page 16, Deed Records, Wharton County, Texas, covering 214 acres.

4. 6.83 acres in that certain Oil, Gas and Mineral lease from A.T. Leveridge, Jr., and Mrs. A.T. Leveridge, Sr., Lessor, to J.F. Corley and S.C. Woods, Trustee, Lessee, dated August 31, 1981, recorded in Volume 572, Page 684, Deed Records, Wharton County, Texas, for purposes of this unit, 6.83 acres are being carved out of said leasehold estate as reflected by Exhibit "A" therein.

M. DORRIS LEVERIDGE UNIT 1 #1-A (U# 429)
150.60 Acre Unit, Wharton County, Texas

1. 127.60 acres in that certain Oil, Gas and Mineral Lease dated December 13, 1974, between W.C. Leveridge, agent and attorney-in-fact for M. Dorris Leveridge, a feme sole, Lessor; and J.F. Corley and S.C. Woods, Trustee, Lessee, covering 202.9 acres, recorded in Volume 451, Page 295, Deed Records, Wharton County, Texas.

2. 23.00 acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustee, Lessee, covering 350) acres; recorded in Volume 459, Pages 326-327, Deed Records, Wharton County, Texas.

DORRIS M. LEVERIDGE #2-T (U# 430)
77.40 Acre Unit, Wharton County, Texas

1. 30.41 acres in that certain Oil, Gas and Mineral Lease dated December 13, 1974, between W.C. Leveridge, agent and attorney-in-fact for M. Dorris Leveridge, a feme sole, Lessor; and J.F. Corley and S.C. Woods, Trustee, Lessee, covering 202.9 acres, recorded in Volume 451, Page 295, Deed Records, Wharton County, Texas.

2. 46.99 acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge, agent and attorney-in-fact for M. Dorris Leveridge, a feme sole, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 197.1 acres; recorded in Volume 465, Page 436, Deed Records, Wharton County, Texas.

M. DORRIS LEVERIDGE UNIT #3 (U# 431)
585.75 Acre Unit, Wharton County, Texas

1. 42.29 acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge, agent and attorney-in-fact for M. Dorris Leveridge, a feme sole, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 197.1 acres; recorded in Volume 465, Page 436, Deed Records, Wharton County, Texas.

2. 23.06 acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustee, Lessee, covering 350 acres; recorded in Volume 459, Pages 326-327, Deed Records, Wharton County, Texas.

3. 520.40 acres in that certain Oil, Gas and Mineral Lease dated August 1, 1977, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 520.4 acres; recorded in Volume 496, Page 173, Deed Records, Wharton County, Texas, and Extension of said lease dated June 16, 1980, and recorded in Volume 541, Page 777, Deed Records, Wharton County, Texas.

M. DORRIS LEVERIDGE #4 (U# 432)
84.00 Acre Unit, Wharton County, Texas

1. 42.00 acres in that certain Oil, Gas and Mineral Lease dated December 13, 1974, between W.C. Leveridge, agent and attorney-in-fact for M. Dorris Leveridge, a feme sole, Lessor; and J.F. Corley and S.C. Woods, Trustee, Lessee, covering 202.9 acres, recorded in Volume 451, Page 295, Deed Records, Wharton County, Texas.

2. 42.00 acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustee, Lessee, covering 350 acres; recorded in Volume 459, Pages 326-327, Deed Records, Wharton County, Texas.

W.C. LEVERIDGE MDL #1-A (U# 433)
40.00 Acre Unit, Wharton County, Texas

1. 22.00 acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge, agent and attorney-in-fact for M. Dorris Leveridge, a feme sole, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 197.1 acres; recorded in Volume 465, Page 436, Deed Records, Wharton County, Texas.

2. 18.00 acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustee, Lessee, covering 350 acres; recorded in Volume 459, Pages 326-327, Deed Records, Wharton County, Texas.

W.C. LEVERIDGE M.D. #1-C (U# 434)
238.10 Acre Unit, Wharton County, Texas

1. 22.00 acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge, agent and attorney-in-fact for M. Dorris Leveridge, a feme sole, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 197.1 acres; recorded in Volume 465, Page 436, Deed Records, Wharton County, Texas.

2. 216.10 acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustee, Lessee, covering 350 acres; recorded in Volume 459, Pages 326-327, Deed Records, Wharton County, Texas.

W.C. LEVERIDGE #2 (U# 435)
326.55 Acre Unit, Wharton County, Texas

1. 57.71 Acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge, agent and attorney-in-fact for M. Dorris Leveridge, a feme sole, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 197.1 acres; recorded in Volume 465, Page 436, Deed Records, Wharton County, Texas.

2. 74.84 acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustee, Lessee, covering 350 acres; recorded in Volume 459, Pages 326-327, Deed Records, Wharton County, Texas.

3. 194.00 acres in that certain Oil, Gas and Mineral Lease dated July 1, 1977, between Raymond F. Hurst and Lorraine Mallory Hurst, Lessor; and J.F. Corley and Southeastern Pipe Line Company, Trustees, Lessee, recorded in Volume 482, Page 644, Deed Records, Wharton County, Texas, covering 194.0 acres; Extension of said lease dated March 19, 1980, recorded in Volume 540, Page 768, Deed Records, Wharton County, Texas.

W.C. LEVERIDGE #4 (U# 436)
40.00 Acre Unit, Wharton County, Texas

40.00 Acres in that certain Oil, Gas and Mineral Lease dated August 1, 1977, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 520.4 acres; recorded in Volume 496, Page 173, Deed Records, Wharton County, Texas, and Extension of said

lease dated June 16, 1980, and recorded in Volume 541, Page 777, Deed Records, Wharton County, Texas.

W.C. LEVERIDGE 'A' #5 (U# 437)
W.C. LEVERIDGE 'A' #9 (U# 438)
350.00 Acre Unit, Wharton County, Texas

1. 104.780 acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustee, Lessee, covering 350 acres; recorded in Volume 459, Pages 326-327, Deed Records, Wharton County, Texas.

2. 70.220 acres in that certain Oil, Gas and Mineral Lease dated August 1, 1977, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 520.4 acres; recorded in Volume 496, Page 173, Deed Records, Wharton County, Texas, and Extension of said lease dated June 16, 1980, and recorded in Volume 541, Page 777, Deed Records, Wharton County, Texas.

3. 37.21 acres in that certain Oil, Gas and Mineral Lease dated December 19, 1990, from Henry A. Divin et ux, Lessor, to Southeastern Pipe Line Company, Inc., Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 847, Page 646, subject to Partial Release of Oil, Gas and Mineral Lease dated August 13, 1996, executed by Lessee, recorded in Volume 199, Page 261, Deed Records, Wharton County, Texas.

4. 30.763 acres in that certain Oil, Gas and Mineral Lease dated February 18, 1991, from Frances Tichacek et vir, Lessors, to Southeastern Pipe Line Company, Inc., Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 853, Page 40, Deed Records, Wharton County, Texas, subject to Partial Release of Oil, Gas and Mineral Lease dated August 13, 1996 executed by Lessee, recorded in Volume 199, Page 258, Deed Records, Wharton County, Texas.

5. 33.808 acres in that certain Oil, Gas and Mineral Lease dated January 2, 1991, from Reed B. Kubena et ux, Lessors, to Southeastern Pipe Line Company, Inc., Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 850, Page 424, Deed Records, Wharton County, Texas, subject to Partial Release of Oil, Gas and Mineral Lease dated August 13, 1996, executed by Lessee, recorded in Volume 199, Page 264, Deed Records, Wharton County, Texas.

6. 9.015 acres in that certain Oil, Gas and Mineral Lease dated December 28, 1990, from John Rabius, Lessor, to Southeastern Pipe Line Company, Inc., Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 849, Page 582, Deed Records, Wharton County, Texas, subject to Partial Release of Oil, Gas and Mineral Lease dated August 13, 1996, executed by Lessee, recorded in Volume 199, Page 267 Deed Records, Wharton County, Texas.

7. 8.21 acres in that certain Oil, Gas and Mineral Lease dated January 29, 1991, from Alvin J. Barta et ux, Lessors, to Southeastern Pipe Line Company, Inc., Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 850, Page 430, Deed Records, Wharton County, Texas, covering 8.21 acres.

8. 1.845 acres in that certain Oil, Gas, and Mineral Lease dated March 1, 1991, from Annie R. Genzer et al, Lessors, to Southeastern Pipe Line Company, Inc., Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 853, Page 564, Deed Records, Wharton County, Texas, covering 22.75 acres.

9. 0.461 acres in that certain Oil, Gas and Mineral Lease dated March 1, 1991, from Jimmie S. Petrash, Lessor, to Southeastern Pipe Line Company, Inc., Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 854, Page 775, Deed Records, Wharton County, Texas.

10. 9.994 acres in that certain Oil, Gas and Mineral Lease dated March 1, 1991, from Jimmie A. Genzer et al, Lessor, to Southeastern Pipe Line Company, Inc., Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 855, Page 593, Deed Records, Wharton County, Texas.

11. 5.00 acres in that certain Oil, Gas and Mineral Lease dated January 29, 1991, from Mabel Ammann Andel et al, Lessor, to Southeastern Pipe Line Company, Inc., Trustee, Lessee, Located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 853, Page 45, Deed Records, Wharton County, Texas, covering 30 acres, more or less.

12. 0.2388 acres in that certain Oil, Gas and Mineral Lease dated May 19, 1994, from Mary B. Tydlacka (Sep. Prop.), Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 102, Page 603, Deed Records, Wharton County, Texas.

13. 0.2388 acres in that certain Oil, Gas and Mineral Lease dated May 19, 1994 from Edwin Brandl and wife, Zena Brandl, Lessor to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 103, Page 71, Deed Records, Wharton County, Texas.

14. 0.2388 acres in that certain Oil, Gas and Mineral Lease dated May 19, 1994, from Vlasta B. Ludwig, a widow, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 103, Page 73, Deed Records, Wharton County, Texas.

15. 0.2388 acres in that certain Oil, Gas and Mineral Lease dated May 19, 1994, from Catherine Brandl, a widow, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 103, Page 75, Deed Records, Wharton County, Texas.

16. 2.30 acres in that certain Oil, Gas and Mineral Lease dated May 18, 1994, from Mary Jane Novosad, widow, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 103, Page 512, Deed Records, Wharton County, Texas.

17. 2.30 acres in that certain Oil, Gas and Mineral Lease dated May 17, 1994, from James M. Barron and wife, Edith Barron, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 104, Page 3, Deed Records, Wharton County, Texas.

18. 2.30 acres in that certain Oil, Gas and Mineral Lease dated May 18, 1994_Stephen Novosad (Sep. Prop.), Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 105, Page 360, Deed Records, Wharton County, Texas.

19. 2.30 acres in that certain Oil, Gas and Mineral Lease dated May 18, 1994, from Clem Novosad (Sep. Prop.), Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 105, Page 357, Deed Records, Wharton County, Texas.

20. 2.30 acres in that certain Oil, Gas and Mineral Lease dated May 18, 1994, from Thomas L. Novosad (Sep. Prop.), Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 105, Page 363, Deed Records, Wharton County, Texas.

21. 0.0796 acres in that certain Oil, Gas and Mineral Lease dated May 24, 1994, from Dennis Jankowiak (Sep. Prop.), Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 107, Page 617, Deed Records, Wharton County, Texas.

22. 0.0796 acres in that certain Oil, Gas and Mineral Lease dated May 24, 1994, from Mike Jankowiak and wife, Patricia Ann Jankowiak, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 107, Page 613, Deed Records, Wharton County, Texas.

23. 0.0796 acres in that certain Oil, Gas and Mineral Lease dated May 24, 1994, from Wallace Jankowiak and wife, Clara Jankowiak, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 107, Page 615, Deed Records, Wharton County, Texas.

24. 3.1045 acres in that certain Oil, Gas and Mineral Lease dated May 20, 1994, from Slavonic Benevolent Order of the State of Texas (SPJST) by and through its duly authorized officers (as stated in said lease), Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 107, Page 608, Deed Records, Wharton County, Texas.

25. 22.8955 acres in that certain Oil, Gas and Mineral Lease dated May 25, 1994, from Lois Otto Browder Sands, Robin Jan Browder Manning and Verna Kaye Browder Syptak, each individually and as Co-Trustee of the E. E. Otto Trust, and each dealing herein in her separate, non-homestead property, Lessor, to Southeastern Pipe Line Company, Trustee, Lessee, located in the Jonathan Scott Survey, A-56, Wharton County, Texas, recorded in Volume 109, Page 579, Deed Records, Wharton County, Texas.

W.C. LEVERIDGE 'B' #6-C (U# 439)
40.00 Acre Unit, Wharton County, Texas

40.00 acres in that certain Oil, Gas and Mineral Lease dated August 1, 1977, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 520.4 acres; recorded in Volume 496, Page 173, Deed Records, Wharton County, Texas, and Extension of said

lease dated June 16, 1980, and recorded in Volume 541, Page 777, Deed Records, Wharton County, Texas.

W.C. LEVERIDGE 'C' #7 (U# 440)
40.00 Acres, Wharton County, Texas

40.00 acres in that certain Oil, Gas and Mineral Lease dated August 1, 1977, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 520.4 acres; recorded in Volume 496, Page 173, Deed Records, Wharton County, Texas, and Extension of said lease dated June 16, 1980, and recorded in Volume 541, Page 777, Deed Records, Wharton County, Texas.

A.T. LEVERIDGE 3T (U# 441)
40.00 Acre Unit, Wharton County, Texas

1. 18.01 acres in that certain Oil, Gas and Mineral Lease dated October 15, 1975, between W.C. Leveridge, agent and attorney-in-fact for M. Dorris Leveridge, a feme sole, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 197.1 acres; recorded in Volume 465, Page 436, Deed Records, Wharton County, Texas.

2. 1.99 acres in that certain Oil, Gas and Mineral Lease dated December 13, 1974, between W.C. Leveridge, agent and attorney-in-fact for M. Dorris Leveridge, a feme sole, Lessor; and J.F. Corley and S.C. Woods, Trustee, Lessee, covering 202.9 acres, recorded in Volume 451, Page 295, Deed Records, Wharton County, Texas.

3. 10.00 acres in that certain Oil, Gas and Mineral Lease dated July 20, 2005, Mary Ann Leveridge, individually, and as Independent Executrix of the Estate of A.T. Leveridge, Jr., Lessor; and Southeastern Pipe Line Company, Trustee, Lessee, covering 10 acres more or less, out of 257.4-acre tract in the Jonathan Scott Survey, recorded on Volume 618, Page 122-138, Deed Records, Wharton County, Texas.

4. 6.83 and 3.17 acres in that certain Oil, Gas and Mineral Lease from Mrs. A.T. Leveridge, Sr., et al, Lessor, to J.F. Corley et al, Lessee, dated November 12, 1959, recorded in Volume 317, Page 556, Deed Records of Wharton County, Texas.

W.C. LEVERIDGE 'C' #8 (U# 442)
40.00 Acre Unit, Wharton County, Texas

40.00 acres in that certain Oil, Gas and Mineral Lease dated August 1, 1977, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 520.4 acres; recorded in Volume 496, Page 173, Deed Records, Wharton County, Texas, and Extension of said Oil, Gas and Mineral Lease dated June 16, 1980, and recorded in Volume 541, Page 777, Deed Records, Wharton County, Texas.

W.C. LEVERIDGE 'C' #10 (U# 443)
40.00 Acre in Unit, Wharton County, Texas

40.00 acres in that certain Oil, Gas and Mineral Lease dated August 1, 1977, between W.C. Leveridge and wife, Zela Leveridge, Lessor; and J.F. Corley and S.C. Woods, Trustees, Lessee, covering 520.4 acres; recorded in Volume 496, Page 173, Deed Records, Wharton County, Texas, and Extension of said

Oil, Gas and Mineral Lease dated June 16, 1980, and recorded in Volume 541, Page 777, Deed Records, Wharton County, Texas.

A.M. WALLACE #1 (U# 445)
352.00 Acre Unit, Wharton County, Texas

1. 78.00 acres in that certain Oil, Gas and Mineral Lease from Julius J. Wallace et al, Lessor, to Woods Exploration & Producing Co., Inc., et al, Lessee, dated November 6, 1959, recorded in Volume 318, Page 18, Deed Records, Wharton County, Texas.

2. 40.00 acres in that certain Oil, Gas and Mineral Lease from Mrs. A.T. Leveridge, Sr., et al, Lessor, to J.F. Corley et al, Lessee, dated November 12, 1959, recorded in Volume 317, Page 556, Deed Records, Wharton County, Texas.

3. 1.00 acre in that certain Oil, Gas and Mineral Lease from Bohemian National Cemetery Association, Lessor, to Stanley Woods, Lessee, dated August 2, 1960, recorded in Volume 323, Page 642, Deed Records, Wharton County, Texas.

4. 40.00 acres in that certain Oil, Gas and Mineral Lease from Anton Kelner, Jr. et ux, Lessor, to Woods Exploration & Producing Co., Inc. et al, Lessee, dated November 6, 1959, recorded in Volume 318, Page 16, Deed Records, Wharton County, Texas.

5. 193.00 acres in that certain Oil, Gas and Mineral Lease from Haywood Mark Leveridge and wife, Zania J. Leveridge; and Helen Leveridge Duncan, Lessor, to James B. Whatley, Lessee, dated August 29, 1960, recorded in Volume 324, Page 297, Deed Records, Wharton County, Texas, for purposes of this unit; covering 223 acres.

-END OF EXHIBIT A-4-

EXHIBITS B-1, B-2, B-3, AND B-4

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

SEE ATTACHED

EXHIBIT B-1

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

SEPL UNDEVELOPED PROPERTY
FORT BEND & WHARTON COUNTIES, TEXAS

- UNDEVELOPED LEASES IN PRIMARY TERM
- NO SURFACE USAGE
- HIGH MAINTENANCE PROVISION FOR DRILLING IN LEASE
- DEPTH RESTRICTION TO 8500' (PARTIAL ACREAGE)



JEREMIAH S. O'CONNER
TRACT 3 – 561.6604 acres
10.00 AC
SCOTT HRS
EAST BERNARD FIELD
CHAS. BAIRD
TRACT 4 - 153.50 acres – rights limited in depth to 8,500'
153.5 AC
TRACT 1 – 134.0 acres
TRACT 2 – 201.8 acres
201.8 AC
134.0 AC
26 AC
10.5 AC
JOSIAH
ANDREW

EXHIBIT B-2

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

SEPL UNDEVELOPED PROPERTY
FORT BEND & WHARTON COUNTIES, TEXAS

- UNDEVELOPED LEASES IN PRIMARY TERM
- NO SURFACE USAGE
- HIGH MAINTENANCE PROVISION FOR DRILLING IN LEASE
- MINERALS OWNED BY SEPL (LAND-0051)


JEREMIAH S. O'CONNER
55.00 Gross Acs
10.00 Acs
561.6604
Total Acres
EAST BERNARD FIELD
CHAS. BAIRD
153.5 AC
201.8 AC
134.0 AC
28 AC
JOSIAH
ANDREW

WHARTON COUNTY
527.7385 Total Acres

FORT BEND COUNTY
561.6604 Total Acres

Revised: May 10, 2007

EXHIBIT B-3

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE


47.4 Gross Acs.
JOSEPH POWELL
GABRIEL
JOS. M. McCORMACK LEAGUE
ISAAC
Kendleton
FORT BEND Co., TX
SEPL UNDEVELOPED PROPERTY
FORT BEND & WHARTON
COUNTIES
MINERALS OWNED BY SELP (LAND-0061)

SEE PLAT ATTACHED HERETO.



SCOTT
HRS
HAMILTON
JOSIAH
ANDREW

SEPL WELLS

Fort Bend County, Texas		
	U #423	Leveridge, A.T. et ux #8, 352 ac
	U #424	Leveridge, A.T. et ux #5, 40 ac
	U #425	Leveridge, A.T. et ux #6, 40 ac
	U #426	Leveridge, A.T. et ux #9, 40 ac
	U #427	Leveridge, A.T. et ux #10, 40 ac
	U #428	Leveridge, A.T. et ux #11, 352 ac
	U #444	Leveridge, A.T. #12, 40 ac
n/a	U #446	Talley, Lee A. #1, 347.57 ac
Wharton County, Texas		
	U #421	Leveridge, A.T. #1, 257.4 ac
	U #422	Leveridge, A.T. #2T, 278.39 ac
	U #441	Leveridge, A.T. #3T, 40 ac
	U #429	Leveridge, M. Dorris #1A, 159.6 ac
	U #430	Leveridge, M. Dorris #2T, 70.4 ac
	U #431	Leveridge, M. Dorris #3, 836.75 ac
	U #432	Leveridge, M. Dorris #4, 84 ac
	U #433	Leveridge, W.C. AAF MD. #1A, 40 ac
	U #434	Leveridge, W.C. AAF MD #1, 238.1 ac
	U #435	Leveridge, W.C. #2, 326.55 ac
	U #436	Leveridge, W.C. #4, 40 ac
	U #437	Leveridge, W.C. et ux A#5, 360 ac
	U #439	Leveridge, W.C. et ux B#6C, 40 ac
	U #440	Leveridge, W.C. et ux C#7, 40 ac
	U #442	Leveridge, W.C. et ux D#8, 40 ac
	U #438	Leveridge, W.C. et ux A#9, 360 ac
	U #439	Leveridge, W.C. et ux C#10, 40 ac
	U #445	Wallace, A.M. #1, 352 ac

EXHIBIT C

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

INSURANCE

Farmee and all subcontractors shall at all times while conducting operations hereunder carry insurance to protect and save Farmor hereto harmless as follows:

(a) Workmen's Compensation Insurance in accordance with the laws of the state in which operations are to be conducted, and Employer's Liability Insurance with limits not less than $1,000,000.00 for any one person.

(b) Public Liability Insurance for bodily injury and property damage with limits of not less than $1,000,000.00 for each occurrence / $2,000,000.00 aggregate.

(c) Automobile Public Liability Insurance with limits of not less than $1,000,000.00 combined single limit for bodily injury and property damage

(d) Farmor shall be named as an additional insured on any and all policies of insurance, including well control policies.

(e) Farmee agrees to waive all rights of subrogation against **SOUTHEASTERN PIPE LINE COMPANY AS FARMOR and/or VERNON E. FAULCONER, INC.** under any and all policies of insurance subject hereto as well as any policy of insurance carried solely in the name of Farmee.

Farmee shall at all times comply with the laws of the state in which the operations are to be conducted covering Workmen's Compensation Insurance.

-END OF EXHIBIT C-

EXHIBIT D

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

MEMORANDUM OF AGREEMENT

STATE:	Texas
COUNTY(IES):	Fort Bend and Wharton
FARMOR: ADDRESS:	SOUTHEASTERN PIPE LINE COMPANY P.O. Box 7995 Tyler, Texas 75711-7995
FARMEE:	MAVERICK MINERALS CORPORATION 2501 Lansdowne Avenue Saskatoon, SK. S7J 1H3 – Canada
PROPERTIES AFFECTED:	See Exhibits attached hereto
EFFECTIVE DATE:	____________________

Farmor and Farmee, as named above (collectively, the "**Parties**"), have entered into a Farmout Agreement dated December 7, 2009 (hereinafter the "**Agreement**"), covering the properties described on the Exhibits attached hereto and made a part hereof for all purposes (hereinafter, the "**Properties**").

Although the referenced Agreement stipulates that the entirety of such Agreement shall be noted of record by this Memorandum of Agreement, and as such, the entirety of the Agreement and all rights set out therein are hereby referenced. However, portions of said Farmout Agreement provide for, among other things the following: (i) the creation and attachment of a lien or liens in favor of Farmor herein in the event of a default by Farmee under circumstances outlined in said Agreement, and (ii) for a re-conveyance of certain of the Properties, free and clear of all liabilities, at the end of life of any well or wells drilled by Farmee pursuant to the terms of said Agreement. To facilitate Farmor's rights thereunder, Farmee hereby **GRANTS, ASSIGNS AND CONVEYS** to Farmee as follows:

a. the right to file and perfect a lien on any or all of the Properties subject hereto by filing its Affidavit of Fact along with a copy of this Memorandum of Agreement

in the county wherein all or part of the Properties lie until such time as all sums due Farmor thereunder have been paid in full, at which time, Farmor will execute a valid and recordable Release of Lien in favor of Farmee herein; and/or

b. the right to document Farmor's right to a re-conveyance of part or all of the Properties subject to this Agreement by filing its Affidavit of Fact along with a copy of this Memorandum of Agreement in the county or counties wherein all or part of the Properties lie, subject to any ongoing obligations and indemnities granted by Farmee in favor of Farmor.

EXECUTED in multiple counterparts this the ____ day of ________________, 2009, but effective for all purposes as of the date first above written.

FARMOR:

SOUTHEASTERN PIPE LINE COMPANY,
a Texas corporation

ATTEST:

By:______________________________
Janet Simonds, Assistant Secretary

By:______________________________
JEAN CRAWLEY, VICE PRESIDENT

FARMEE:

MAVERICK MINERALS CORPORATION
a Nevada corporation

By:______________________________
ROBERT KINLOCH, PRESIDENT

[THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

ACKNOWLEDGEMENTS

STATE OF TEXAS §
§
COUNTY OF SMITH §

BEFORE ME, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared **JEAN CRAWLEY**, to me personally known, who being by me duly sworn, did say that she is the Vice President of **SOUTHEASTERN PIPE LINE COMPANY,** a Texas corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and said **JEAN CRAWLEY** acknowledged said instrument to be the free act and deed of said corporation for the uses and purposes therein set forth.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the _____day of __________________, 2009.

My Commission Expires:

____

____
Notary Public in and for the State of Texas
Printed Name:______________________________

PROVINCE OF SASKATCHEWAN

This instrument was acknowledged before me on the _______ day of ___________________, 2009 by Robert Kinloch, President of Maverick Minerals Corporation, a Nevada corporation, on behalf of said corporation.

____
Notary Public in and for the
Province of Saskatchewan

Printed Name:______________________________

My Commission Expires:________________________

-END OF EXHIBIT D-

EXHIBIT E

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

SOUTHEASTERN PIPE LINE COMPANY

November 11, 2009

VIA FACSIMILE: 713-782-6439

MR. LEIGHTON F. YOUNG, JR.
MR. ROBERT B. FENDLEY
10046 Wickersham
Houston, Texas 77042

Post-it® Fax Note 7671	Date 11 13 09 # of pages ▸
To PAUL+FLEMING	From LEIGHTON YOUNG
Co./Dept.	Co.
Phone #	Phone # 713 782.3831
Fax # (903) 581 5072	Fax #

REFERENCE: LETTER AGREEMENT
SEPL Acreage, Fort Bend and Wharton Counties, Texas

Gentlemen:

SOUTHEASTERN PIPE LINE COMPANY, a Texas corporation, (hereinafter referred to as "**SEPL**"), whose address for all purposes herein is 1001 ESE Loop 323, Suite 160, Tyler, Texas 75701 or P.O. Box 7995, Tyler, Texas 75711-7995, and LEIGHTON YOUNG and ROBERT FENDLEY (hereinafter collectively referred to as "**Young-Fendley**"), whose address for all purposes herein is 10046 Wickersham, Houston, Texas 77042, enter into this Letter Agreement for the purposes set out below, all in conjunction with an anticipated farmout by SEPL to Maverick Minerals Corporation, a Nevada corporation, (hereinafter referred to as "**MAVERICK**") whose address for all purposes herein is 2501 Lansdowne Avenue, Saskatoon, SK. S7J 1H3, Canada.

SEPL and Maverick anticipate entering into a farmout agreement covering developed and undeveloped properties in Fort Bend and Wharton Counties, Texas (hereinafter referred to as "**Farmout Acreage**"). Once executed by duly authorized representatives of SEPL and by both Leighton Young and Robert Fendley, this letter will set forth the entirety of any benefit(s) to be derived by Young-Fendley in the Farmout Acreage, contingent upon (i) SEPL and Maverick entering into a formal farmout agreement covering such acreage within the next thirty (30) days; and (ii) Maverick's compliance with all terms and provisions of any such farmout agreement and Maverick's subsequent performance and earning of wellbore(s) or certain specified leasehold acreage, subject to all restrictions, exceptions, and reservations of SEPL as outlined therein. Once executed by authorized representatives of SEPL and by both Leighton Young and Robert Fendley, the following will set forth the entirety of our agreement concerning any conditional benefits which may be herein granted by SEPL to Young-Fendley with respect to the anticipated farmout agreement with Maverick covering the Farmout Acreage, all contingent upon Maverick's acceptance, earning, and compliance with all the terms and provisions of SEPL's Farmout Agreement.

1. EXPIRED MARKETING AGREEMENT. Young-Fendley and SEPL were parties to a Marketing Agreement, which Marketing Agreement has expired and is of no further force and effect as of October 10, 2009 (as previously extended for a second year on October 10, 2008). Prior to the expiration of said Marketing Agreement, Young-Fendley presented the Farmout Acreage to Maverick. However, Maverick wholly failed to finalize the anticipated transaction by the end of the term of the Marketing Agreement, and all benefits to be derived by Young-Fendley pursuant to the terms of the expired Marketing Agreement terminated as of October 10, 2009. It is not the intent of this letter agreement to extend the terminated Marketing Agreement referenced above, but to arrange for compensation to Young-Fendley for their efforts in presenting the Farmout

Acreage to Maverick if, and only if, a farmout agreement is finalized between SEPL and Maverick.

2. SEPL RETAINED OPTIONAL BIAPO.

a. MAVERICK'S NOTICES OF PAYOUT. The anticipated farmout agreement with Maverick will provide that any notice of payout and Optional BIAPO (as defined below) election will be delivered by Maverick to both SEPL and Young-Fendley simultaneously. The Optional BIAPO (as defined below) will be for all or none of the twenty-five percent of eight-eighths (25% of 8/8ths) working interest, subject only to proportionate reduction. SEPL's notice period shall be thirty (30) days. As more fully set out below, Young-Fendley's secondary rights election period shall extend for five (5) days beyond the expiration of SEPL's 30-day notice period. Nothing herein contained shall preclude either SEPL or Young-Fendley from making an earlier election.

b. SECONDARY RIGHTS OF YOUNG-FENDLEY IN SEPL'S OPTIONAL BIAPO.

i. SEPL'S WAIVER OF OR ELECTION NOT TO TAKE OPTIONAL BIAPO. Under the terms of the anticipated farmout agreement with Maverick, SEPL is retaining an option to back-in after payout, on a well-by-well basis in each proration spacing unit drilled and earned by Maverick on the Farmout Acreage tracts, equal to twenty-five percent of eight-eighths (25% of 8/8ths) working interest, subject to proportionate reduction (hereinafter referred to as "**Optional BIAPO**"). Should SEPL (i) elect not to exercise its Optional BIAPO in its entirety, (ii) waive its right to make such an election to back-in, or (iii) fail to make an election within the 30-day time period specified above, the right to such Optional BIAPO passes entirely to Young-Fendley and Young-Fendley shall have five (5) days after the end of Farmor's 30-day election period in which to make its election thereunder as to the entirety of said Optional BIAPO not exercised by SEPL, on the identical basis as SEPL. Young-Fendley shall, at all times, be and remain obligated to make a joint, and not separate, election to Maverick under this provision.

ii. Young-Fendley's Optional Rights if SEPL Elects to Exercise Rights to Optional BIAPO. In the event SEPL elects to exercise its Optional BIAPO rights as outlined above, Young-Fendley will have the option, exercisable within five (5) days of the date of any election by SEPL, in which to exercise its option to receive a proportionate twenty-five percent (25%) of SEPL's total Optional BIAPO. If exercised, Young-Fendley will be solely responsible to Maverick for all costs, risks, expenses, and/or liabilities related to such proportionate twenty-five percent (25%) of SEPL's Optional BIAPO, and Young-Fendley, their heirs, successors, and/or assigns will indemnify and hold SEPL harmless from any and all costs, risks, expenses, and/or liabilities associated with Maverick's assignment into Young-Fendley of such proportionate twenty-five percent (25%) of SEPL's elected Optional BIAPO, all subject to proportionate reduction. Young-Fendley shall, at all times, be and remain obligated to make a joint, and not separate, election to Maverick under this provision.

3. YOUNG-FENDLEY NEVER TO SHARE IN ANY SEPL RETAINED ORRI IN FARMOUT ACREAGE. Young-Fendley, its or their heirs, successors, and/or assigns acknowledge that neither Young-Fendley nor its or their heirs, successors, and/or assigns are entitled to any overriding royalty interest retained or to be retained by SEPL in and to the Farmout Acreage and agree that neither Young-Fendley nor its or their heirs, successors, and/or assigns will ever make or assert any claim to any overriding royalty interest retained by SEPL in and to the Farmout Acreage.

4. MAVERICK'S PAYMENTS OR TENDER OF CONSIDERATION TO YOUNG-FENDLEY. It is also understood and agreed that if SEPL and Maverick enter into the anticipated farmout agreement covering SEPL's Farmout Acreage, within the next thirty (30) days, Young-Fendley has agreed directly with Maverick for the transfer and/or payment by Maverick directly to Young-Fendley of certain funds and/or other benefits, which funds and/or other benefits are to be paid by Maverick directly to Young-Fendley. Young-Fendley does not and will not look to SEPL for the payment of any fees or reimbursement of any costs whatsoever. Any funds, consideration, or benefit in any form or of whatever nature paid by Maverick to Young-Fendley shall be the sole property of Young-Fendley. Young-Fendley agrees to indemnify and save SEPL harmless from any tax liability therefor, and/or for any requests or demands for distribution, redistribution, and/or refund made to Young-Fendley for such funds, consideration, and/or other benefit whatsoever, regardless of the party making such demand. SEPL does hereby and will hereafter make no demand upon Young-Fendley for any portion of such funds, consideration, and/or other benefits paid to Young-Fendley by Maverick. Young-Fendley acknowledges that no sums of money, assignments of interests, and/or other benefit of whatever nature is now or will be hereafter due to Young-Fendley by, from, or on behalf of SEPL.

5. NO BUSINESS RELATIONSHIP BETWEEN SEPL AND YOUNG-FENDLEY. Excluding any interest which may be independently owned of record by Young-Fendley or either of them in or under SEPL's Farmout Acreage, but acknowledging the various indemnifications and options contained in this letter agreement, both SEPL and Young-Fendley acknowledge that there is now and will hereafter be no joint business relationship, outstanding obligations, or other benefit of any nature whatsoever due from SEPL to Young-Fendley on the Farmout Acreage.

6. YOUNG-FENDLEY'S ADDITIONAL INDEMNIFICATIONS OF SEPL. Young-Fendley agrees that this letter shall be binding upon the parties executing, that no other agreements are in force or binding upon the parties hereto, and that no claims or actions of any nature will be asserted against SEPL by Young-Fendley, or either of its or their heirs, successors, and/or assigns and that Young-Fendley hereby fully indemnifies and holds SEPL harmless from any and all claims of any nature whatsoever arising of or by virtue of any of Young-Fendley's actions in showing the Farmout Acreage to any party whatsoever, regardless of when any such claim may be made. If the anticipated farmout agreement by and between SEPL and Maverick is not consummated, Young-Fendley will pursue no action, or make or assert no claim of any nature whatsoever against SEPL and this letter agreement will thereafter cease to have any effectiveness whatsoever, save and except for the indemnifications contained herein.

LAND ADMINISTRATION/SEPL/LETTERS/442 - YOUNG-FENDLEY

7. MISCELLANEOUS PROVISIONS.

a. NO DOWNSPACING. Young-Fendley by their execution of this letter agreement, also agree that they will not attempt, or support any attempt, to downspace any of the Farmout Acreage.

b. CONFIDENTIALITY. All matters subject to this letter agreement and the potential farmout agreement by and between SEPL and Maverick will be held confidential.

8. NOTICES. Each Young-Fendley and SEPL agree to notify the other party hereto of any changes in the status of the parties hereto, as well as address, phone, facsimile, and email addresses. All such notices shall be in writing and made via United States First Class Mail or overnight courier service with postage or charges prepaid, to the last address of record for the other party hereto.

If this letter agreement is not signed and returned to SEPL by the end of the business day on November 16, 2009, the secondary rights to back-in after payout, as described above, shall be null and void and of no further force and effect, and such rights will be removed from the provisions of the proposed farmout agreement to be submitted to Maverick for its execution. A faxed copy showing Young-Fendley's execution of this letter agreement will be accepted by SEPL provided an originally-signed document is forwarded via US Mail or overnight courier to SEPL within three (3) business days thereafter. The terms and provisions of this letter agreement shall be binding upon the successors, heirs, and/or assigns of Young-Fendley and SEPL. It is agreed by and between the parties hereto that SEPL has and will have no liability whatsoever to Young-Fendley, its or their heirs, successors, and/or assigns, should SEPL be unable to consummate a farmout agreement with Maverick.

Sincerely,

SOUTHEASTERN PIPE LINE COMPANY,
a Texas corporation

BY: Jean Crawley
JEAN CRAWLEY, VICE PRESIDENT

AGREED TO AND ACCEPTED
this 12TH day of Nov., 2009.

YOUNG-FENDLEY	
By: LEIGHTON F. YOUNG, JR.	By: ROBERT B. FENDLEY

LAND ADMINISTRATION/SEPL/LETTERS/442 - YOUNG-FENDLEY

-END OF EXHIBIT E-

EXHIBIT F

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

SIDE LETTER AGREEMENT BY AND BETWEEN FARMOR AND FARMEE

05/06/2006 20:25 3053430888 MAVERICK MINERALS PAGE 02/05

SOUTHEASTERN PIPE LINE COMPANY

1001 E.S.E. LOOP 323, SUITE 160 WOODGATE CENTRE • P.O. BOX 7995 • TYLER, TEXAS 75711 • 903-581-4382 • FAX: 903-581-5972

December 1, 2009

MAVERICK MINERALS CORPORATION
2501 Lansdowne Avenue
Saskatoon, SK. S7J 1H3 - Canada

ATTENTION: Mr. Robert Kinloch, President

REFERENCE: SIDE LETTER AGREEMENT -
SEPL Farmout Acreage, Fort Bend and Wharton Counties, Texas

Gentlemen:

As used herein, the terms "**Farmor**", "**Farmee**", and "**Parties**" shall, whether stipulated or not, always be deemed to include any and all affiliates, agents, contractors, successors, legal representatives, and/or assigns of either Farmor or Farmee.

SOUTHEASTERN PIPE LINE COMPANY, a Texas corporation, (hereinafter referred to as "**Farmor**"), whose address for all purposes herein is 1001 ESE Loop 323, Suite 160, Tyler, Texas 75701 or P.O. Box 7995, Tyler, Texas 75711-7995, represents, without warranty of title, either express or implied, that it has the authority to bind its interest in and to certain Oil, Gas and Mineral Leases (hereinafter collectively referred to as "**Leases**") and to the lands covered thereby, all of which shall hereinafter be collectively referred to as "**Farmout Acreage**", all of which are fully described in the exhibits to that certain form of Farmout Agreement (hereinafter referred to as "**Farmout Agreement**") to which reference is herein made for definitions of all terms not herein defined, as such Farmout Agreement was previously submitted to **MAVERICK MINERALS CORPORATION**, a Nevada corporation, (hereinafter referred to as "**Farmee**") whose address for all purposes herein is 2501 Lansdowne Avenue, Saskatoon, SK. S7J 1H3, Canada. Farmee has reviewed the document submitted to Farmee by Farmor and titled "Farmout Agreement" and has requested certain changes be made therein. In order to accommodate the majority of Farmee's requests, Farmor has agreed to modify the original draft of said Farmout Agreement as specified herein. This document, when executed by the Parties hereto in the space provided below, shall set forth our agreement (hereinafter referred to as "**Side Letter Agreement**"), with respect to the modification and formalization of the below-referenced Farmout Agreement anticipated to be entered into by and between the Parties hereto.

In order to expedite the preparation and execution of the anticipated Farmout Agreement, the Parties hereto stipulate and agree as follows:

(i) FORFEITURE OF FUNDS FOR FAILURE TO CONSUMMATE ANTICIPATED FARMOUT AGREEMENT. Farmee has previously wire transferred into Farmor's bank account a total sum of TWO HUNDRED THOUSAND, FIFTY AND NO/100 DOLLARS ($200,050.00) to be applied to the total of Farmor's Administrative Fee agreed to be paid by Farmee to Farmor, as provided in that certain Farmout Agreement referenced above. Farmee agrees that if the Farmout Agreement, modified as set out herein, is not accepted, properly executed, and returned by Farmee to Farmor on or before close of business December 15, 2009, Farmor shall be entitled to exclusively retain unto itself as

Land Administration/SEPL/Letters/444 – Maverick Minerals Corporation

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liquidated damages the sum of ONE HUNDRED THOUSAND FIFTY AND NO/100 DOLLARS ($100,050.00), without recourse from either Farmee or any of Farmee's affiliates, investors, subsidiaries, and/or assigns. In such case, Farmor shall remit the remaining sum of One Hundred Thousand and No/100 Dollars ($100,000.00) to Farmee within three (3) business days of the close of business on December 15, 2009. Farmee agrees that any claim or demand from any third party whatsoever for damages of any nature, including but not restricted to any claim for damages made by Young-Fendley (as that term is defined in the form of Farmout Agreement previously submitted to Farmee by Farmor) shall be the sole and exclusive liability and/or responsibility of Farmee. Farmee further agrees to fully indemnify and save Farmor harmless from and against all and any of such claims of any nature whatsoever, whether such claims or demands shall be for monetary damages or otherwise.

(ii) MODIFICATIONS TO PREVIOUSLY-SUBMITTED FARMOUT AGREEMENT. The Farmout Agreement shall be in substantially the identical form and shall contain substantially the same content as the agreement previously forwarded to Farmee, modified by agreement as follows:

a. MAXIMUM NUMBER OF WELLS DRILLED ON UNDEVELOPED ACREAGE AND ACREAGE ELIGIBLE FOR ALLOCATION TO EARNED WELL(S). Farmee will be required to drill no more than four (4) wells on the Undeveloped Acreage to the Objective Formation, and by the drilling, completion, and turning to sales within the time frame specified in said Farmout Agreement, Farmee shall earn all rights from the surface of the earth to one-hundred feet (100') below the deepest commercially completed depth in any such earning well in and to Farmor's Undeveloped Acreage in that particular tract, such earning, however, never to exceed a maximum of three hundred twenty (320) contiguous acres out of Farmor's Undeveloped Farmout Acreage, provided that Farmee shall promptly form a valid unit for such earning well. No other acreage shall be pooled or unitized with any portion of the Farmout Acreage without Farmor's express prior written agreement and consent. If Farmor grants its consent to any pooling or unitization of non-Farmout Acreage, it is understood that Farmor's reserved overriding royalty interest and optional BIAPO (as defined in said Farmout Agreement) shall neither be diminished nor subject to reduction.

b. MINIMUM NUMBER OF WELLS DRILLED ON UNDEVELOPED ACREAGE AND FARMEE'S OPT-OUT RIGHTS. Farmee shall drill at least two (2) wells on the Undeveloped Acreage, but may, at its sole and exclusive option, opt out of the drilling of up to two (2) wells on other portions of Farmor's Undeveloped Acreage, provided that Farmee shall pay to Farmor the sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) per opt-out well (maximum: two (2) wells) for a total of Five Hundred Thousand and No/100 Dollars ($500,000.00)). Such sum or sums shall be due and payable to Farmor on or before the date required for continuous drilling operations in the Farmout Agreement referenced herein. Upon such payment, all remaining Undeveloped Acreage shall be deemed removed from governance of such Farmout Agreement, as referenced above, and shall thereafter be the sole and exclusive property of Farmor.

c. DEVELOPED ACREAGE RIGHTS EARNED BY FARMEE. Farmee and Farmee acknowledge that there are legally established and maintained unit configurations (with no depth restrictions) on the majority of Farmor's Developed Acreage. Farmee's earning will be

RK

restricted to the Objective Formation (Wilcox formation) within the confines of the established units on the Developed Acreage.

d. <u>JOINT OPERATING AGREEMENT</u>. Farmor and Farmee agree that a Joint Operating Agreement (hereinafter referred to as "<u>JOA</u>"), will be attached to the Farmout Agreement as a separate exhibit, said JOA being the AAPL 610 Model Form 1989 Agreement form, made in all things specifically subject to the finalized Farmout Agreement and which JOA shall provide for (i) non-consent penalties of 100%/200% only, (ii) drilling well rate of $11,000.00 per month, (iv) producing well rate of $1,100.00 per month, (v) providing for normal escalation as of April 1st of each year, according to COPAS recommendations and standards, and (vi) normal gas balancing provisions. Said JOA shall only act to govern operations by Farmee upon the Farmout Acreage, both before and after development and earning as such operations relate to Farmee and Farmor only, and to any conditional and subordinate rights of Young-Fendley in the future.

(iii) <u>FARMOR FREE TO TERMINATE UNEARNED UNDEVELOPED ACREAGE</u>. Once Farmee has commenced operations on the Developed Acreage, Farmor shall be under no obligation to renew any leases not held by production on the Undeveloped Acreage. It is understood and agreed that during the term of the anticipated Farmout Agreement, Farmor will use its best efforts to secure all renewal leases, but shall never be held liable or deemed subject to any penalties in the event Farmor is unable to secure any of such renewals on the Undeveloped Acreage. Should Farmee elect to extend or renew any Lease(s) within two (2) years of the date of expiration of any such Lease(s), Farmor's reserved overriding and/or BIAPO interests shall attach to all such renewals or extensions thereof.

(iv) <u>153.50 ACRE TRACT IN UNDEVELOPED ACREAGE</u>. Farmor and Farmee acknowledge that the 153.50-acre tract which is a part of the Undeveloped Farmout Acreage covers rights down to and including eight thousand, five hundred feet (8,500') <u>only</u>. Regardless of the language contained in any Farmout Agreement executed by and between the Parties hereto, Farmee will be allowed, but shall not be required, to drill a well thereon to any depth down to eight thousand, five hundred feet (8,500'). All other requirements for Farmee's earning thereof and all of Farmor's reservations and/or exclusions contained in said Farmout Agreement will remain unchanged.

(v) <u>FORMS OF ASSIGNMENTS EARNED AS TO UNDEVELOPED ACREAGE AND DEVELOPED ACREAGE</u>. Farmor and Farmee agree that Farmor will prepare model forms of assignments to be utilized in the event of any earning by Farmee on the (i) Undeveloped Acreage and (ii) Developed Acreage and that such assignment forms will be attached to the Farmout Agreement referenced herein as additional exhibits.

(vi) Article VIII.F. will be modified to remove the following language from that paragraph: "~~*However, if after the expiration of thirty (30) days from Farmee's receipt of written notice of default, Farmor has not received said payment, then Farmor shall have the option, but not the obligation, to terminate the rights earned by Farmee under this Agreement, unless payment has been withheld due to defects in Farmor's title (present and future), and/or voluntary or involuntary bankruptcy or other third-party claims against Farmor, but only as to the portion of Farmor's interest so affected, if not in toto.*~~"

Land Administration/SEPL/Letters/444 – Maverick Minerals Corporation

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(vii) Regardless of any other term or provision of the proposed Farmout Agreement, Farmee will not be allowed to drill any well closer than one thousand, three hundred feet (1,320') to any of Farmor's existing wells.

(viii) NO FURTHER MODIFICATIONS ALLOWED. Farmee and Farmor agree that no further requests or demands for modifications to the terms of said Farmout Agreement will be made.

(ix) HEADINGS. All headings and/or paragraph titles contained in this Side Letter Agreement are used for convenience only and shall not be considered integral to the interpretation of any of the terms, provisions or conditions of this Side Letter Agreement.

To evidence of the fact that the above and foregoing currently expresses the entirety of Farmor and Farmee's agreement with respect to modification of the terms of the anticipated Farmout Agreement, please execute one (1) original of this Side Letter Agreement in the space provided below and return the fully-executed duplicate original to Farmor at its Tyler, Texas address, it being understood that unless such accepted Side Letter Agreement is received by Farmor on or before 5:00 pm CST on December 2, 2009, Farmor shall not be bound by the provisions herein contained and shall not pursue further negotiations with Farmee hereunder. If timely received, Farmor will complete and deliver to Farmee (via overnight mail and/or email transmission) on or before close of business on Monday, December 8, 2009, duplicate originals of the Farmout Agreement, with all exhibits intact, for Farmee's review, execution, and return to Farmor no later than 5:00 pm, December 15, 2009. The Parties to this Side Letter Agreement agree that a faxed or e-mailed copy showing the execution on behalf of each of the Parties hereto will be considered as binding as an original copy thereof.

Sincerely,

SOUTHEASTERN PIPE LINE COMPANY,
a Texas corporation

BY: Jean Crawley
JEAN CRAWLEY, VICE PRESIDENT

AGREED TO AND ACCEPTED this 2nd day of December, 2009.

MAVERICK MINERALS CORPORATION, a Nevada corporation, certifying that (i) the below-named officer has the requisite corporate authority to enter into this Side Letter Agreement by and on behalf of Maverick Minerals Corporation and (ii) that no other approvals are necessary to bind the said Maverick Minerals Corporation to the terms of this Side Letter Agreement.

By: ______________________
ROBERT KINLOCH, PRESIDENT

Land Administration/SEPL/Letters/444 – Maverick Minerals Corporation

EXHIBIT G

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

FORM OF ASSIGNMENT FOR EACH OF FARMEE'S EARNING WELLS DRILLED ON FARMOR'S UNDEVELOPED ACREAGE

AFTER RECORDATION, RETURN TO:

SOUTHEASTERN PIPE LINE COMPANY
c/o VERNON E. FAULCONER, INC.
Attention: Land Department
P. O. Box 7995
Tyler, Texas 75711-7995

PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES WITH RESERVATION OF NON-CONVERTING OVERRIDING ROYALTY INTEREST AND OPTIONAL BACK-IN AFTER PAYOUT INTEREST

THE STATE OF TEXAS §
§ **KNOW ALL MEN BY THESE PRESENTS:**
COUNTY OF WHARTON [FORT BEND] §

THAT, THIS PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES WITH RESERVATION OF NON-CONVERTING OVERRIDING ROYALTY INTEREST AND OPTIONAL BACK-IN AFTER PAYOUT INTEREST (being hereinafter referred to as "**Assignment**") effective as of 7:00 a.m., local time, ____________________, ("**Effective Date**"), regardless of the date or time of execution hereof, is executed by **SOUTHEASTERN PIPE LINE COMPANY**, a Texas corporation, whose address for all purposes herein is P.O. Box 7995, Tyler, Texas 75711-7995 (being hereinafter collectively referred to as "**Assignor**"), for and in consideration of the sum of **ONE HUNDRED AND NO/100 DOLLARS ($100.00)** and other good and valuable consideration to Assignor in hand paid, the receipt and sufficiency of which are hereby acknowledged, does hereby, **WITHOUT WARRANTY OF ANY NATURE WHATSOEVER AND BEING IN ALL THINGS SUBJECT TO EACH SPECIFIC RESERVATION AND STIPULATION HEREINBELOW SET FORTH**, **GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, AND DELIVER** unto **MAVERICK MINERALS CORPORATION,** a Nevada corporation, whose address for all purposes herein is 2501 Lansdowne Avenue, Saskatoon, SK. S7J 1H3 - Canada, (being hereinafter referred to as "**Assignee**") one hundred percent (100%) of Assignor's working interest with an associated seventy percent (70.00%) net revenue interest, subject to proportionate reduction, in and to the following:

A. OIL, GAS AND MINERAL LEASES. Assignor's right, title, and interest in and to those certain Oil, Gas and Mineral Leases described In **Exhibit "A"** attached hereto and made a part hereof for all purposes (being hereinafter collectively referred to as "**Leases**"), **INSOFAR AND ONLY INSOFAR** as such Leases pertain and relate to Assignee's

________________ Well, API No. 42-__-____, (hereinafter referred to as "**Assignee's Well**"), located ____________ feet (_____') from ______________ and ________ feet (_____') from ____________, as depicted on the certified surveyor's plat attached hereto as **Exhibit "B"**, **LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO THE DEPTH OF ________________ FEET (_______')**, being one hundred feet (100') below the deepest commercially-productive depth in Assignee's Well (but in no event deeper than the base of the Wilcox formation). The certified surveyor's plat attached hereto as **Exhibit "B"** also depicts the formalized and approved unit boundaries for Assignee's Well, comprising ________ acres, all as more fully set out in that certain [DRAFTER'S NOTE: *Check and insert actual title, date, and recording information for ASSIGNEE'S governing Unit Designation/Declaration document*] dated ____________ and recorded in ________________ [Wharton County, Texas Volume and Page reference or Fort Bend County, Texas Document No. reference], hereinafter referred to as "________________ **Unit**"; and

B. RIGHTS OF INGRESS AND EGRESS. Rights of ingress and egress at all times as necessitated to adequately develop the interest conveyed hereby is granted unto Assignee, together with the rights and obligations of maintenance, surface and environmental restoration associated therewith in strict compliance with currently-existing or hereafter mandated rules and regulations of any governing agency, whether city, county, state or federal. **IT IS UNDERSTOOD AND AGREED THAT THE RIGHTS HEREIN GRANTED SHALL NEVER OPERATE TO DIMINISH OR RESTRICT ASSIGNOR'S RETAINED RIGHTS AND INTERESTS IN, TO, OVER, ACROSS, AND UNDER THE LEASES AND APPURTENANT RIGHTS SUBJECT TO THIS ASSIGNMENT.**

with the interest and depths described above and being herein conveyed to Assignee, as restricted anywhere in this Assignment, being hereinafter sometimes referred to as the "**Assigned Interest**".

Notwithstanding anything contained herein to the contrary, all rights owned or controlled by Assignor which lie or are situated at depths below or outside such Assigned Interest (and whether or not specifically set out below) are specifically **EXCEPTED AND EXCLUDED** from this Assignment, the same being reserved and retained for the sole and exclusive benefit of Assignor herein, including, but not limited to, the following rights and provisions:

1. Assignor's retained overriding royalty interest equal to the difference between thirty percent (30.0%) of eight-eighths (8/8ths) and all validly-existing royalties, overriding royalties, and other burdens of record as of October 1, 2009, delivering unto Assignee herein a seventy percent (70%) of eight-eighths (8/8ths) net revenue interest, subject to proportionate reduction;

2. Assignor's reserved right, but not the obligation, on a well-by-well basis, to back-in after Payout (defined below) for a twenty-five percent (25%) of eight-eighths (8/8ths) working interest (subject to proportionate reduction if Farmor's acreage covers less than the entirety of the mineral interest under Assignee's Well), (being hereinafter referred to as "**Optional BIAPO**"). For purposes of this Assignment, the term "**Payout**" shall be defined as being 7:00 a.m., local time, on the actual date when all drilling and completion costs have been recovered by Assignee, provided, however, that such recovery of costs shall specifically exclude all costs in any way associated with exploring, producing, separating, treating, transporting, marketing, dehydration, water or waste disposal, compression and taxes, exploration, title, legal fees, seismic or other geologic or

engineering evaluation costs or expenses, and all fees paid by Assignee to Assignor or any other party whatsoever which were or are in any way associated with the Farmout Agreement referenced herein, whether paid in cash or in part cash and in part other benefit forms, or the value thereof, it being specifically understood that any election by Assignor of its Optional BIAPO, or any party holding a subordinate and secondary right to exercise said Optional BIAPO if Assignor waives its right to do so, shall not operate to diminish the exclusively-retained overriding royalty interest described above;

3. all Assignor's rights, titles and interest of any nature whatsoever lying below one hundred feet (100') **below** the deepest commercially-productive depth in Assignee's Well (but in no event deeper than the base of the Wilcox formation), provided, however, that nothing contained in this Assignment shall be construed now, or at any time in the future, as granting to Assignee rights of any nature whatsoever in and to any of Assignor's facilities, pipelines, water rights, flowlines, surface leases, rights-of-way, easements, etc., if any, situated on or in the lands covered by the Leases subject hereto;

4. all Assignor's rights, titles or interests, if any, of any nature whatsoever in and to all depths, formations and zones lying **outside** the boundaries of Assignee's _________________ Unit; and

5. Assignor's unencumbered and unrestricted rights of ingress and egress at any and all times to the Leases underlying Assignee's _________________ Unit, and as necessary, to provide access any of Assignor's exclusively retained pipelines, flowlines, surface leases, rights-of-way, easements, whether of record or not, all of which rights shall never be restricted or diminished at any time by Assignee's operation of Assignee's Well.

6. By Assignee's execution of this Assignment, Assignee accepts and agrees to all of the terms and provisions of this Assignment, and further agrees and acknowledges that this Assignment and all subsequent assignments of interest, contracts or agreements of whatsoever nature or type, made by Assignee or any party taking by, through, or under Assignee, to any party and at any time whatsoever, shall be specifically made subject to (i) this Assignment and (ii) the specific terms and conditions of that certain Farmout Agreement dated December 7, 2009, by and between Assignor, as Farmor therein, and Assignee, as Farmee therein, whether specifically so stated in any subsequent document or documents, including, but not limited to the following conditions and/or reservations:

7. Assignor's overriding royalty interest and Optional BIAPO reserved herein shall extend to all new leases, renewals, ratifications, and/or extensions thereof taken by Assignee, in its name, or in the name of any of its successors, assigns, subsidiaries, affiliates, contractors, agents, officers, employees or related companies, entity or individual, within one (1) year from the date of any lapse, termination or release of any Lease or Leases subject hereto, whether covering the identical Assigned Interest or any portion thereof and whether or not taken from the identical lessor(s) as named on the **Exhibit "A"** attached hereto, and Assignor's retained overriding royalty and Optional BIAPO shall attach thereto and be considered fully applicable to any new lease, renewal, ratification and/or extension thereof, to the effect that Assignor shall have and be credited with the identical, but specifically not lesser or greater than, the interest Assignor would have had hereunder had such Lease or Leases not lapsed, terminated or been released. It is the intent of Assignor to convey unto Assignee the Assigned Interest, subject to each exception, condition, and reservation contained herein, regardless of the omission of any lease or leases, errors in description or descriptions, any incorrect or misspelled names

and/or any transcribed or incorrect recording references **INSOFAR AND ONLY INSOFAR** as such interests cover and pertain to the Assigned Interest subject hereto.

8. All references to "**Assignee**" and/or "**Assignor**" in this Assignment shall be, in every instance, whether stated in the context of any provision of this Assignment or not, construed to include and not exclude the following: successors and/or assigns whether or not of public record, subsidiaries, affiliates, officers, directors, agents or employees of said Assignor or Assignee.

9. The captions contained in and made a part of this Assignment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provisions of this Assignment.

10. THE PROVISIONS HEREOF SHALL BE COVENANTS RUNNING WITH THE ASSIGNED INTEREST AND SHALL INURE TO THE BENEFIT OF AND BE BINDING UPON ASSIGNOR AND ASSIGNEE. THIS ASSIGNMENT IS MADE WITHOUT WARRANTY OF TITLE, EITHER EXPRESS OR IMPLIED. IN ADDITION, ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, INFORMATION OR MATERIALS HERETOFORE OR HEREAFTER FURNISHED ASSIGNEE IN CONNECTION WITH THE LEASES AND/OR LANDS COVERED THEREBY FORMING ANY PART OF THE ASSIGNED INTEREST, OR AS TO THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE LEASES AND/OR LANDS COVERED THEREBY AND FORMING ANY PART OF THE ASSIGNED INTEREST, OR THE ABILITY OF SAID ASSIGNED INTEREST TO PRODUCE HYDROCARBONS FROM THE SPECIFIC DEPTHS CONVEYED TO ASSIGNEE HEREBY. ANY AND ALL DATA, INFORMATION, AND OTHER MATERIALS FURNISHED BY ASSIGNOR IS PROVIDED ASSIGNEE AS A CONVENIENCE AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT ASSIGNEE'S SOLE RISK.

TO HAVE AND TO HOLD said Assigned Interest unto Assignee forever, subject to and conditioned upon Assignee's execution acknowledging its acceptance of the terms and provisions set forth in this Assignment, to the extent of, but not in excess of, the interest described above.

[THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this instrument is executed as of the date of each party's acknowledgement, but effective for all purposes as of the Effective Date first above written.

ASSIGNOR

ATTEST:

SOUTHEASTERN PIPE LINE COMPANY,
a Texas corporation

By: ______________________________
JANET SIMONDS
Assistant Secretary

By: ______________________________
JEAN CRAWLEY
Vice President

ASSIGNEE:

MAVERICK MINERALS CORPORATION,
a Nevada corporation

By: ______________________________
ROBERT KINLOCH
President

ACKNOWLEDGEMENTS:

THE STATE OF TEXAS §

COUNTY OF SMITH §

BEFORE ME, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared **JEAN CRAWLEY**, to me personally known, who being by me duly sworn, did say that she is the Vice President of **SOUTHEASTERN PIPE LINE COMPANY**, a Texas corporation, and that the above instrument was signed on behalf of said corporation by authority of its Board of Directors, and the said **JEAN CRAWLEY** acknowledged said instrument to be the free act and deed of said corporation for the uses and purposes therein set forth.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the ______ day of ________________, 2009.

____

NOTARY PUBLIC, STATE OF TEXAS

MY COMMISSION EXPIRES:

PROVINCE OF SASKATCHEWAN

THIS INSTRUMENT WAS ACKNOWLEDGED BEFORE ME ON THE _______ DAY OF __________________, 20___ BY ROBERT KINLOCH, PRESIDENT OF MAVERICK MINERALS CORPORATION, A NEVADA CORPORATION, ON BEHALF OF SAID CORPORATION.

____

NOTARY PUBLIC IN AND FOR THE PROVINCE OF SASKATCHEWAN

Printed Name: ____________________________

My Commission Expires: ____________________________

EXHIBIT "A"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES WITH RESERVATION OF NON-CONVERTING OVERRIDING ROYALTY INTEREST AND OPTIONAL BACK-IN AFTER PAYOUT INTEREST DATED EFFECTIVE ____________________, 20___, COVERING PROPERTIES LYING AND BEING SITUATED IN WHARTON [FORT BEND] COUNTY, TEXAS

LEASES:

INSOFAR AND ONLY INSOFAR AS THE LEASES AND LANDS SUBJECT THERETO PERTAIN AND RELATE TO THE ASSIGNED INTERESTS, AS THAT TERM AS DEFINED IN THE ASSIGNMENT TO WHICH THIS EXHIBIT "A" IS ATTACHED:

[DRAFTERS NOTE: Insert descriptions of Leases subject to Assignee's newly-established ______________ Unit as referenced in the body of this assignment.]

EXHIBIT "B"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES WITH RESERVATION OF NON-CONVERTING OVERRIDING ROYALTY INTEREST AND OPTIONAL BACK-IN AFTER PAYOUT INTEREST DATED EFFECTIVE ____________________, 20___, COVERING PROPERTIES LYING AND BEING SITUATED IN WHARTON [FORT BEND] COUNTY, TEXAS

CERTIFIED SURVEY PLAT OF ASSIGNEE'S WELL LOCATION AND UNIT ACREAGE

[Insert Certified Survey Plat of Well Location and Newly-Established Unit Boundaries]

EXHIBIT H

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

FORM OF ASSIGNMENT FOR EACH OF FARMEE'S EARNING WELLS DRILLED ON FARMOR'S DEVELOPED ACREAGE

AFTER RECORDATION, RETURN TO:

SOUTHEASTERN PIPE LINE COMPANY
c/o VERNON E. FAULCONER, INC.
Attention: Land Department
P. O. Box 7995
Tyler, Texas 75711-7995

PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES WITH RESERVATION OF NON-CONVERTING OVERRIDING ROYALTY INTEREST AND OPTIONAL BACK-IN AFTER PAYOUT INTEREST

THE STATE OF TEXAS §
§ **KNOW ALL MEN BY THESE PRESENTS:**
COUNTY OF WHARTON [FORT BEND] §

THAT, this **PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES WITH RESERVATION OF NON-CONVERTING OVERRIDING ROYALTY INTEREST AND OPTIONAL BACK-IN AFTER PAYOUT INTEREST** (being hereinafter referred to as "**Assignment**") effective as of 7:00 a.m., local time, ______________________, ("**Effective Date**"), regardless of the date or time of execution hereof, is executed by **SOUTHEASTERN PIPE LINE COMPANY**, a Texas corporation, whose address for all purposes herein is P.O. Box 7995, Tyler, Texas 75711-7995 (being hereinafter collectively referred to as "**Assignor**"), for and in consideration of the sum of **ONE HUNDRED AND NO/100 DOLLARS ($100.00)** and other good and valuable consideration to Assignor in hand paid, the receipt and sufficiency of which are hereby acknowledged, does hereby, **WITHOUT WARRANTY OF ANY NATURE WHATSOEVER AND BEING IN ALL THINGS SUBJECT TO EACH SPECIFIC RESERVATION AND STIPULATION HEREINBELOW SET FORTH**, **GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, AND DELIVER** unto **MAVERICK MINERALS CORPORATION,** a Nevada corporation, whose address for all purposes herein is 2501 Lansdowne Avenue, Saskatoon, SK. S7J 1H3 - Canada, (being hereinafter referred to as "**Assignee**") one hundred percent (100%) of Assignor's working interest with an associated seventy percent (70.00%) net revenue interest, subject to proportionate reduction, in and to the following:

1. OIL, GAS AND MINERAL LEASES. Assignor's right, title, and interest in and to those certain Oil, Gas and Mineral Leases described in Exhibit "A" attached hereto and made a part hereof for all purposes (being hereinafter collectively referred to as "Leases"),

insofar and only insofar as such Leases pertain and relate to Assignee's ____________________ Well, API No. 42-___-_____, (hereinafter referred to as "Assignee's Well"), located ____________ feet (_____') from ____________ and ________ feet (_____') from __________, as Assignee's Well is depicted on the plat attached hereto as Exhibit "B", **LIMITED AS FOLLOWS:** (i) to the confines of Assignor's existing, previously established, and governmentally-approved _______-acre unit, as said unit is more particularly described in that certain [DRAFTER'S NOTE: *Check and insert actual title, date, and recording information for ASSIGNOR'S governing Unit Designation/Declaration document*] dated ____________ and recorded in ____________________ [Wharton County, Texas Volume and Page reference or Fort Bend County, Texas Document No. reference], hereinafter referred to as "_______________ **Unit**"; and (ii) insofar and only insofar as the rights assigned hereby cover the Wilcox Formation.

2. RIGHTS OF INGRESS AND EGRESS. Rights of ingress and egress at all times as necessitated to adequately develop the interest conveyed hereby is granted unto Assignee, together with the rights and obligations of maintenance, surface and environmental restoration associated therewith in strict compliance with currently-existing or hereafter mandated rules and regulations of any governing agency, whether city, county, state or federal. **IT IS UNDERSTOOD AND AGREED THAT THE RIGHTS HEREIN GRANTED SHALL NEVER OPERATE TO DIMINISH OR RESTRICT ASSIGNOR'S RETAINED RIGHTS AND INTERESTS IN, TO, OVER, ACROSS, AND UNDER THE LEASES AND APPURTENANT RIGHTS SUBJECT TO THIS ASSIGNMENT.**

with the interest and depths described above and being herein conveyed to Assignee, as restricted anywhere in this Assignment, being hereinafter sometimes referred to as the "**Assigned Interest**".

Notwithstanding anything contained herein to the contrary, all rights owned or controlled by Assignor which lie or are situated at depths above, below or outside such Assigned Interest (and whether or not specifically set out in this Assignment) are specifically **EXCEPTED AND EXCLUDED** from this Assignment, the same being reserved and retained for the sole and exclusive benefit of Assignor herein, including, but not limited to, the following rights and provisions:

1. Assignor's retained overriding royalty interest equal to the difference between thirty percent (30.0%) of eight-eighths (8/8ths) and all validly-existing royalties, overriding royalties, and other burdens of record as of October 1, 2009, delivering unto Assignee herein a seventy percent (70%) of eight-eighths (8/8ths) net revenue interest, subject to proportionate reduction;

2. Assignor's reserved right, but not the obligation, on a well-by-well basis to back-in after Payout (defined below) for a twenty-five percent (25%) of eight-eighths (8/8ths) working interest (subject to proportionate reduction if Farmor's acreage covers less than the entirety of the mineral interest under Assignee's Well), (being hereinafter referred to as "**Optional BIAPO**"). For purposes of this Assignment, the term "**Payout**" shall be defined as being 7:00 a.m., local time, on the actual date when all drilling and completion costs have been recovered by Assignee, provided, however, that such recovery of costs shall specifically exclude all costs in any way associated with exploring, producing, separating, treating, transporting, marketing, dehydration, water or waste disposal, compression and taxes, exploration, title, legal fees, seismic or other geologic or engineering evaluation costs or expenses, and all fees paid by Assignee to Assignor or any other party whatsoever which were or are in any way associated with the Farmout Agreement referenced herein, whether paid in cash or in part cash and in part other

benefit forms, or the value thereof, it being specifically understood that any election by Assignor of its Optional BIAPO, or any party holding a subordinate and secondary right to exercise said Optional BIAPO if Assignor waives its right to do so, shall not operate to diminish the exclusively-retained overriding royalty interest described above;

3. all Assignor's rights, titles and interest of any nature whatsoever in and to all zones, formations, and depths other that the Wilcox formation, and provided, further, that nothing contained in this Assignment shall be construed now, or at any time in the future, as granting to Assignee rights of any nature whatsoever in and to Assignor's existing well(s) or any future wells drilled upon the ___________ Unit by Assignor or any successor-in-interest to Assignor to any depths, formations, and/or zones lying above or below the Wilcox formation or, in and to any of Assignor's facilities, pipelines, water rights, flowlines, surface leases, rights-of-way, easements, etc.;

4. all Assignor's rights, titles or interests, if any, of any nature whatsoever in and to all depths, formations, and/or zones lying **outside** the boundaries of the established _________________ Unit; and

5. Assignor's unencumbered and unrestricted rights of ingress and egress at any and all times to the Leases underlying said ____________________ Unit, for any and every purpose associated with Assignor's ownership and operation of Assignor's well(s) or Assignor's exclusively retained pipelines, flowlines, surface leases, rights-of-way, easements, whether of record or not, all of which rights shall never be restricted or diminished at any time by Assignee's operation of Assignee's Well.

6. By Assignee's execution of this Assignment, Assignee accepts and agrees to all of the terms and provisions of this Assignment, and further agrees and acknowledges that this Assignment and all subsequent assignments of interest, contracts or agreements of whatsoever nature or type, made by Assignee or any party taking by, through, or under Assignee, to any party and at any time whatsoever, shall be specifically made subject to (i) this Assignment and (ii) the specific terms and conditions of that certain Farmout Agreement dated December 7, 2009, by and between Assignor, as Farmor therein, and Assignee, as Farmee therein, whether specifically so stated in any subsequent document or documents, including, but not limited to the following conditions and/or reservations:

7. Assignor's overriding royalty interest and Optional BIAPO reserved herein shall extend to all new leases, renewals, ratifications, and/or extensions thereof taken by Assignee, in its name, or in the name of any of its successors, assigns, subsidiaries, affiliates, contractors, agents, officers, employees or related companies, entity or individual, within one (1) year from the date of any lapse, termination or release of any Lease or Leases subject hereto, whether covering the identical Assigned Interest or any portion thereof and whether or not taken from the identical lessor(s) as named on the **Exhibit "A"** attached hereto, and Assignor's retained overriding royalty and Optional BIAPO shall attach thereto and be considered fully applicable to any new lease, renewal, ratification and/or extension thereof, to the effect that Assignor shall have and be credited with the identical, but specifically not lesser or greater than, the interest Assignor would have had hereunder had such Lease or Leases not lapsed, terminated or been released. It is the intent of Assignor to convey unto Assignee the Assigned Interest only, subject to each exception, condition, and reservation contained herein, regardless of the omission of any lease or leases, errors in description or descriptions, any incorrect or misspelled names and/or any transcribed or incorrect recording references **INSOFAR AND ONLY INSOFAR** as such interests cover and pertain to the Assigned Interest subject hereto.

8. All references to "**Assignee**" and/or "**Assignor**" in this Assignment shall be, in every instance, whether stated in the context of any provision of this Assignment or not, construed to include and not exclude the following: successors and/or assigns whether or not of public record, subsidiaries, affiliates, officers, directors, agents or employees of said Assignor or Assignee.

9. The captions contained in and made a part of this Assignment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provisions of this Assignment.

10. THE PROVISIONS HEREOF SHALL BE COVENANTS RUNNING WITH THE ASSIGNED INTEREST AND SHALL INURE TO THE BENEFIT OF AND BE BINDING UPON ASSIGNOR AND ASSIGNEE. THIS ASSIGNMENT IS MADE WITHOUT WARRANTY OF TITLE, EITHER EXPRESS OR IMPLIED. IN ADDITION, ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, INFORMATION OR MATERIALS HERETOFORE OR HEREAFTER FURNISHED ASSIGNEE IN CONNECTION WITH THE LEASES AND/OR LANDS COVERED THEREBY FORMING ANY PART OF THE ASSIGNED INTEREST, OR AS TO THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE LEASES AND/OR LANDS COVERED THEREBY AND FORMING ANY PART OF THE ASSIGNED INTEREST, OR THE ABILITY OF SAID ASSIGNED INTEREST TO PRODUCE HYDROCARBONS FROM THE SPECIFIC DEPTHS CONVEYED TO ASSIGNEE HEREBY. ANY AND ALL DATA, INFORMATION, AND OTHER MATERIALS FURNISHED BY ASSIGNOR IS PROVIDED ASSIGNEE AS A CONVENIENCE AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT ASSIGNEE'S SOLE RISK.

[THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

TO HAVE AND TO HOLD said Assigned Interest unto Assignee forever, subject to and conditioned upon Assignee's execution acknowledging its acceptance of the terms and provisions set forth in this Assignment, to the extent of, but not in excess of, the interest described above.

IN WITNESS WHEREOF, this instrument is executed as of the date of each party's acknowledgement, but effective for all purposes as of the Effective Date first above written.

ASSIGNOR

SOUTHEASTERN PIPE LINE COMPANY,
a Texas corporation

ATTEST:

By: ______________________________
JANET SIMONDS
Assistant Secretary

By: ______________________________
JEAN CRAWLEY
Vice President

ASSIGNEE:

MAVERICK MINERALS CORPORATION,
a Nevada corporation

By: ______________________________
ROBERT KINLOCH
President

ACKNOWLEDGEMENTS:

THE STATE OF TEXAS §

COUNTY OF SMITH §

BEFORE ME, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared **JEAN CRAWLEY**, to me personally known, who being by me duly sworn, did say that she is the Vice President of **SOUTHEASTERN PIPE LINE COMPANY**, a Texas corporation, and that the above instrument was signed on behalf of said corporation by authority of its Board of Directors, and the said **JEAN CRAWLEY** acknowledged said instrument to be the free act and deed of said corporation for the uses and purposes therein set forth.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the _____ day of ________________, 2009.

____

NOTARY PUBLIC, STATE OF TEXAS

MY COMMISSION EXPIRES:

PROVINCE OF SASKATCHEWAN

THIS INSTRUMENT WAS ACKNOWLEDGED BEFORE ME ON THE ______ DAY OF ________________, 20___ BY ROBERT KINLOCH, PRESIDENT OF MAVERICK MINERALS CORPORATION, A NEVADA CORPORATION, ON BEHALF OF SAID CORPORATION.

____

NOTARY PUBLIC IN AND FOR THE PROVINCE OF SASKATCHEWAN

Printed Name:______________________________

My Commission Expires:______________________

EXHIBIT "A"

ATTACHED TO AND MADE A PART OF THAT CERTAIN
PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES
WITH RESERVATION OF NON-CONVERTING OVERRIDING ROYALTY INTEREST AND
OPTIONAL BACK-IN AFTER PAYOUT INTEREST
DATED EFFECTIVE ____________________, 20___, COVERING PROPERTIES LYING AND
BEING SITUATED IN WHARTON [FORT BEND] COUNTY, TEXAS

LEASES:

INSOFAR AND ONLY INSOFAR AS THE LEASES AND LANDS SUBJECT THERETO PERTAIN AND RELATE TO THE ASSIGNED INTERESTS, AS THAT TERM AS DEFINED IN THE ASSIGNMENT TO WHICH THIS EXHIBIT "A" IS ATTACHED:

[DRAFTERS NOTE: Insert descriptions of Leases subject to Assignor's established _______________ Unit as referenced in the body of this assignment.]

ASSIGNOR'S RESERVED WELL(S), EQUIPMENT, AND ASSOCIATED RIGHTS:

IT IS SPECIFICALLY UNDERSTOOD THAT THE WELLS LISTED BELOW ARE FOR REFERENCE ONLY AND THAT NOTHING HEREIN CONTAINED IN THIS EXHIBIT "A" SHALL BE CONSTRUED TO GRANT ANY OWNERSHIP IN THE BELOW-NAMED WELLS, EQUIPMENT, ASSOCIATED SURFACE LEASES, CONTRACTS, ETC. TO ASSIGNEE.

______________ NO. ___ WELL (VEF PROPERTY NO. ____) (API NO. 42-___-_____, TOGETHER WITH ALL EQUIPMENT

EXHIBIT "B"

ATTACHED TO AND MADE A PART OF THAT CERTAIN
PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES
WITH RESERVATION OF NON-CONVERTING OVERRIDING ROYALTY INTEREST AND
OPTIONAL BACK-IN AFTER PAYOUT INTEREST
DATED EFFECTIVE ____________________, 20____, COVERING PROPERTIES LYING AND
BEING SITUATED IN WHARTON [FORT BEND] COUNTY, TEXAS

CERTIFIED SURVEY PLAT OF ASSIGNEE'S WELL LOCATION AND UNIT ACREAGE

[DRAFTER'S NOTE: Insert Certified Survey Plat]

EXHIBIT I

ATTACHED TO AND MADE A PART OF THAT CERTAIN FARMOUT AGREEMENT DATED DECEMBER 7, 2009 BETWEEN SOUTHEASTERN PIPE LINE COMPANY, AS FARMOR, AND MAVERICK MINERALS CORPORATION, AS FARMEE

JOINT OPERATING AGREEMENT

[SEE ATTACHMENT]